AMERICAN WATER CAPITAL CORP.

UP TO $170,000,000 5.65% SENIOR NOTES DUE JUNE 12, 2007

$150,000,000 FLOATING RATE SENIOR NOTES DUE JUNE 26, 2003
________________

Support Agreement from

AMERICAN WATER WORKS COMPANY, INC.
________________
NOTE PURCHASE AGREEMENT
________________
Dated as of June 12, 2002





Table of Contents
Page
SECTION 1.	AUTHORIZATION OF NOTES, SUPPORT AGREEMENT	1

SECTION 2.	SALE AND PURCHASE OF NOTES	2

SECTION 3.	CLOSINGS	2

	Section 3.1.	Fixed Rate Note Closings	2
	Section 3.2.	Floating Rate Note Closing	2
	Section 3.3.	Payment	2

SECTION 4.	CONDITIONS TO CLOSING	3

	Section 4.1.	Representations and Warranties	3
	Section 4.2.	Performance; No Default	3
	Section 4.3.	Compliance Certificates and Organizational
		Documents.	3
	Section 4.4.	Opinions of Counsel	3
	Section 4.5.	Purchase Permitted by Applicable Law, etc.	4
	Section 4.6.	Changes in Corporate Structure	4
	Section 4.7.	Proceedings and Documents	4
	Section 4.8.	Merger Agreement	4
	Section 4.9.	Registration Rights	4

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY
		AND AMERICAN WATER WORKS	4

SECTION 6.	REPRESENTATIONS OF THE PURCHASER	9

	Section 6.1.	Purchase for Investment	9

SECTION 7.	INFORMATION AS TO AMERICAN WATER WORKS AND THE
		COMPANY	9

	Section 7.1.	Financial and Business Information	9
	Section 7.2.	Inspection	11

SECTION 8.	PREPAYMENT OF THE NOTES	11

	Section 8.1.	Final Maturity	11
	Section 8.2.	Optional Prepayments with Make-Whole Amount	11
	Section 8.3.	Allocation of Partial Prepayments	12
	Section 8.4.	Maturity; Surrender, etc	12
	Section 8.5.	Purchase of Notes	12
	Section 8.6.	Make-Whole Amount	12

SECTION 9.	AFFIRMATIVE COVENANTS	14

	Section 9.1.	Corporate Existence	14
	Section 9.2.	Support Agreement	14
	Section 9.3.	Maintenance of Properties	15
	Section 9.4.	Payment of Taxes and Other Claims	15
	Section 9.5.	Nature of Business of the Company	15
	Section 9.6.	Rating of the Notes	15
	Section 9.7.	Transfer of Notes	15

SECTION 10.	NEGATIVE COVENANTS	16

	Section 10.1.	Restrictions on Liens	16
	Section 10.2.	Company and American Water Works May
		Consolidate, Etc., Only on Certain Terms	17
	Section 10.3.	Successor Corporation Substituted	18

SECTION 11.	EVENTS OF DEFAULT	18

SECTION 12.	REMEDIES ON DEFAULT, ETC.	20

	Section 12.1.	Acceleration of the Notes	20
	Section 12.2.	Other Remedies	21
	Section 12.3.	Rescission	21
	Section 12.4.	No Waivers or Election of Remedies, Expenses,
		etc.	21

SECTION 13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES	22

	Section 13.1.	Registration of Notes	22
	Section 13.2.	Transfer and Exchange of Notes	22
	Section 13.3.	Replacement of Notes	22

SECTION 14.	PAYMENTS ON NOTES	23

	Section 14.1.	Place of Payment	23
	Section 14.2.	Home Office Payment	23

SECTION 15.	EXPENSES, ETC.	23

	Section 15.1.	Transaction Expenses	23
	Section 15.2.	Survival	24

SECTION 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
		ENTIRE AGREEMENT	24

SECTION 17.	AMENDMENT AND WAIVER	24

	Section 17.1.	Requirements	24
	Section 17.2.	Solicitation of Holders of Notes	24
	Section 17.3.	Binding Effect, etc	25
	Section 17.4.	Notes Held by American Water Works or the
		Company, etc.	25
SCHEDULE A	-	Defined Terms

EXHIBIT 1-A	-	Form of Fixed Rate Note

EXHIBIT 1-B	-	Form of Floating Rate Note

EXHIBIT 2	-	Form of Support Agreement

EXHIBIT 4.4	-	Form of Opinion of Counsel for the Company and
American Water Works

EXHIBIT 4.9	-	Form of Registration Rights Agreement





AMERICAN WATER CAPITAL CORP.
AMERICAN WATER WORKS COMPANY, INC.
1025 Laurel Oak Road,
Voorhees, New Jersey 08043

5.65% SENIOR NOTES DUE JUNE 12, 2007

FLOATING RATE SENIOR NOTES DUE JUNE 26, 2003
Dated as of June 12, 2002
RWE AKTIENGESELLSCHAFT
OPERNPLATZ 1, 45128
ESSEN, GERMANY
Ladies and Gentlemen:
The undersigned, American Water Capital Corp., a Delaware corporation (the "Company"), and American Water Works Company, Inc., a Delaware corporation ("American Water Works"), hereby jointly and severally agree with RWE Aktiengesellschaft (the "Purchaser") as follows:
Section 1.	  AUTHORIZATION OF NOTES, SUPPORT AGREEMENT.
The Company will authorize the issue and sale of (i) up to $170,000,000 aggregate principal amount of its 5.65% Senior Notes due June 12, 2007 (the "Fixed Rate Notes") and (ii) $150,000,000 aggregate principal amount of its Floating Rate Senior Notes due June 26, 2003 (the "Floating Rate Notes," and, together with the Fixed Rate Notes, the "Notes," such term to include any such notes issued in substitution therefor pursuant to Section 13.2 or Section 13.3 of this Agreement). The Fixed Rate Notes shall be in the form set out in Exhibit 1-A and the Floating Rate Notes shall be in the form set out in Exhibit 1-B, with such changes therefrom, if any, as may be approved by the Purchaser and the Company. Certain capitalized terms used in this Agreement are defined in Schedule A; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.
American Water Works previously entered into a Support Agreement, dated June 22, 2000 and amended as of July 26, 2000 (as such agreement may be hereafter amended, modified or supplemented from time to time in accordance with its terms and the provisions of this Agreement, the "Support Agreement"), with the Company, a copy of which (as in effect on the date of this Agreement) is attached hereto as Exhibit 2, pursuant to which American Water Works has agreed, among other things, to ensure the timely payment of principal of and premium, if any, and interest on Debt (as defined in the Support Agreement) issued by the Company.
Section 2.	  SALE AND PURCHASE OF NOTES.
Subject to the terms and conditions of this Agreement, the Company will issue and sell to the Purchaser and the Purchaser will purchase from the Company, at the Fixed Rate Note Closings as defined and provided for in Section 3, Fixed Rate Notes in the principal amount of up to $170,000,000 at the purchase price of 100% of the principal amount thereof.
Subject to the terms and conditions of this Agreement, the Company will issue and sell to the Purchaser and the Purchaser will purchase from the Company, at the Floating Rate Note Closing as defined and provided for in Section 3, Floating Rate Notes in the principal amount of $150,000,000 at the purchase price of 100% of the principal amount thereof.
Section 3.	  CLOSINGS.
The sale and purchase of the Fixed Rate Notes and the
Floating Rate Notes to be purchased by the Purchaser shall occur at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 at 10:00 a.m., New York time (the "Fixed Rate Note Closings" and the "Floating Rate Note Closing," respectively, each being a "Closing") on the dates specified herein.
Section 3.1.	Fixed Rate Note Closings.  The initial Fixed
Rate Note Closing shall occur on June 12, 2002, or on such later Business Day as may be agreed upon by the Company and the Purchaser, at which time the Company shall sell and the Purchaser shall purchase Fixed Rate Notes in an aggregate principal amount of $40,000,000. An additional Fixed Rate Note Closing shall occur on October 1, 2002, or on such later Business Day as may be agreed upon by the Company and the Purchaser, at which time the Company shall sell and the Purchaser shall purchase Fixed Rate Notes in an aggregate principal amount specified by the Company in writing to the Purchaser not less than three Business Days prior to such Closing; provided that such amount shall not exceed $130,000,000.
Section 3.2.	Floating Rate Note Closing.  The Floating Rate
Note Closing shall occur on the tenth calendar day (or, if such date is not a Business Day, the next succeeding Business Day) following the giving of written notice by the Company to the Purchaser of such Closing, or on such later Business Day as may be agreed upon by the Company and the Purchaser; provided, however, that in no event shall a Closing occur prior to June 27, 2002, and provided further that there shall only be one Floating Rate Note Closing.
Section 3.3.	Payment.  At each Closing, the Company will
deliver to the Purchaser the Notes to be so purchased in the form of a single Note (or such greater number of Notes in denominations of at least $5,000,000 as the Purchaser may request) dated the date of such Closing and registered in the Purchaser's name, against delivery by the Purchaser to the Company or its order, of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 8013583379 at PNC Bank, National Association, Moorestown, New Jersey 08057, ABA# 031207607, or to such other account or accounts as the Company shall have designated in writing. If at a Closing the Company shall fail to tender such Notes to the Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to the Purchaser's satisfaction, the Purchaser shall, at the Purchaser's election, be relieved of all obligations under this Agreement with respect to such Closing, without thereby waiving any rights the Purchaser may have by reason of such failure or such nonfulfillment.
Section 4.	  CONDITIONS TO CLOSING.
The obligation of the Purchaser to purchase and pay for the Notes at a Closing is subject to the fulfillment to the Purchaser's satisfaction, prior to or at such Closing, of the following conditions with respect to such Notes:
Section 4.1.	Representations and Warranties.  The
representations and warranties of the Company and American Water Works in this Agreement that are qualified as to materiality shall be true and correct at the time of the Closing and the representations and warranties of the Company and American Water Works in this Agreement that are not qualified as to materiality shall be true and correct in all material respects at the time of the Closing.
Section 4.2.	Performance; No Default.  The Company and
American Water Works shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by each of them prior to or at the Closing and, after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof), no Default or Event of Default shall have occurred and be continuing.
Section 4.3.	Compliance Certificates and Organizational
Documents.
(a)	Officer's Certificate.  The Company and American
Water Works shall each have delivered to the Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1,
4.2 and 4.6, and in the case of American Water Works
Section 4.8, have been fulfilled.
(b)	Secretary's Certificate.  The Company and
American Water Works shall each have delivered to the
Purchaser a certificate, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.
(c)	Organizational Documents.  The Company and
American Water Works shall each have delivered such other certificates and documents relating to the organization, existence and good standing of each such party as the
Purchaser may reasonably request.
Section 5.	  OPINIONS OF COUNSEL
The Purchaser shall have received opinions in form and
substance satisfactory to the Purchaser and the Purchaser's special counsel, dated the date of the Closing, from Simpson Thacher & Bartlett, special counsel for American Water Works and the Company, and W. Timothy Pohl, General Counsel and Secretary to American Water Works, covering the matters set forth in
Exhibit 4.4 and covering such other matters incident to the transactions contemplated hereby as the Purchaser or the Purchaser's special counsel may reasonably request.
Section 5.1.	Purchase Permitted by Applicable Law, etc.  On
the date of the Closing, each purchase of Notes shall (a) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (b) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.
Section 5.2.	Changes in Corporate Structure.  Neither the
Company nor American Water Works shall have changed its jurisdiction of incorporation or, with the exception of the Merger Agreement or any transaction permitted or contemplated thereby, been a party to any merger or consolidation or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in the Disclosure Documents filed prior to the date of this Agreement.
Section 5.3.	Proceedings and Documents.  All corporate and
other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Purchaser and the Purchaser's special counsel, and the Purchaser and the Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of documents as the Purchaser or the Purchaser's special counsel may reasonably request.
Section 5.4.	Merger Agreement.  The Merger Agreement shall
not have been terminated by American Water Works pursuant to
Article VII thereof. American Water Works shall not be in default in the performance of its obligations under the covenants and agreements set forth in Articles IV and V of the Merger Agreement, and the representations and warranties of American Works contained in the Merger Agreement shall be true and correct, other than for such failures to be true and correct that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.
Section 5.5.	Registration Rights.  American Water Works, the
Company and the Purchaser shall have entered into a registration rights agreement substantially in the form of Exhibit 4.9 hereto.
Section 6.	  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
AND AMERICAN WATER WORKS.
The Company and American Water Works, jointly and
severally, represent and warrant to the Purchaser that:
(a)	Disclosure.  The Disclosure Documents do not
include any untrue statement of a material fact or omit to
state any material fact required to be stated therein or necessary to make the statements therein not misleading.
(b)	Organization; Power and Authority.  Each of the
Company and American Water Works has been duly incorporated
and is an existing corporation in good standing under the
laws of the State of Delaware, with corporate power and corporate authority to own its properties and conduct its business as described in the Disclosure Documents; and, except as set forth in Section 3.01(a) of the Company
Disclosure Schedule to the Merger Agreement, each of the
Company and American Water Works is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of
property or the conduct of its business requires such qualification, unless such failure to be so qualified by the Company or American Water Works would not, individually
or in the aggregate, reasonably be expected to have a
Material Adverse Effect.
(a)	Organization and Ownership of Shares of
Subsidiaries.  Each Subsidiary of American Water Works
other than the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Disclosure Documents; and each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of
its business requires such qualification, except where the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect;
all of the issued and outstanding capital stock of each Subsidiary of American Water Works has been duly authorized and validly issued and is fully paid and nonassessable;
and, except as disclosed in the Disclosure Documents and as otherwise set forth in Section 3.01(b) of the Company
Disclosure Schedule to the Merger Agreement, all of the
issued and outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of American
Water Works as of the date of this Agreement are owned by American Water Works, by another wholly-owned Subsidiary of American Water Works or by American Water Works and another wholly-owned Subsidiary of American Water Works, free and clear of all material pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever and are duly authorized, validly issued, fully paid and nonassessable.
(c)	Authorization by Company.  This Agreement has
been duly authorized, executed and delivered by the Company
and, assuming due authorization, execution and delivery by
the Purchaser, constitutes a valid and legally binding
agreement of the Company and is enforceable in accordance
with its terms, subject to bankruptcy, insolvency,
fraudulent transfer, reorganization, moratorium and similar
laws of general applicability relating to or affecting creditors' rights and to general equity principles. Each of the Fixed Rate Notes and the Floating Rate Notes have
been duly authorized by the Company and, at any Closing,
will have been duly executed by the Company, and when
issued and delivered in the manner provided for in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance
with their terms, subject to bankruptcy, insolvency,
fraudulent transfer reorganization, moratorium and similar
laws of general applicability relating to or affecting creditors' rights and to general equity principles.
(d)	Governmental Authorization.  No consent,
approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by American Water Works or the Company for the consummation of the transactions contemplated by this Agreement or for the compliance by American Water Works with the provisions of the Support Agreement in connection
with the issuance and sale of the Notes by the Company.
(e)	Observance of Statutes and Orders.  The
execution, delivery and performance of the Support
Agreement and this Agreement and the issuance and sale of
the Notes in accordance with this Agreement and compliance
with the terms and provisions of this Agreement, the Notes
and the Support Agreement will not result in a breach or violation of or conflict with any of the terms and provisions of, or constitute a default under, (i) any
statute, any rule, regulation, order, judgment or decree of
any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, American
Water Works or any other Subsidiary or any of their
respective properties, or (ii) any agreement or instrument
to which the Company, American Water Works or any such
other Subsidiary is a party or by which the Company,
American Water Works or any such other Subsidiary is bound
or to which any of the properties of the Company, American
Water Works or any such other Subsidiary is subject, or
(iii) the charter or by-laws of the Company, American Water Works or any such other Subsidiary, except in each case
(other than with respect to such charter or by-laws) for
such breaches, violations or defaults that would not
reasonably be expected to have a Material Adverse Effect.
The Company has full corporate power and corporate
authority to authorize, issue and sell the Notes as
contemplated by this Agreement.
(f)	Authorization by American Water Works.  This
Agreement and the Support Agreement have been duly
authorized, executed and delivered by American Water Works
and, assuming due authorization, execution and delivery of
this Agreement by the Purchaser, such agreements constitute valid and legally binding obligations of American Water
Works enforceable in accordance with their terms, subject
to bankruptcy, insolvency, fraudulent transfer,
reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.
(g)	Title to Properties; Leases.  Except as disclosed
in the Disclosure Documents, the Company, American Water
Works and the Subsidiaries have good and marketable title
to all real properties and all other properties and assets
owned by them that are necessary to the conduct of their respective businesses as presently conducted, in each case free from liens, encumbrances and defects that would
materially affect the value thereof or materially interfere
with the use made or to be made thereof by them; and except
as disclosed in the Disclosure Documents, the Company,
American Water Works and the Subsidiaries hold any leased
real or personal property that are necessary to the conduct
of their respective businesses as presently conducted under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.
(h)	Licenses, Permits.  The Company, American Water
Works and the other Subsidiaries possess adequate
certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct in all material respects the businesses now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, American Water Works or any of the other
Subsidiaries, would individually or in the aggregate
reasonably be expected to have a Material Adverse Effect.
(i)	Labor Disputes.  No labor dispute with the
employees of the Company, American Water Works or any other Subsidiary exists or, to the knowledge of the Company or American Water Works, is imminent, that would reasonably be expected to have a Material Adverse Effect.
(j)	Patents and Trademarks.  The Company, American
Water Works and the other Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the businesses now operated by them or presently employed by them, except where the failure to own, possess or acquire such intellectual property rights
would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and none of the Company, American Water Works, or any other Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the
Company, American Water Works or any other Subsidiary,
would individually or in the aggregate reasonably be
expected to have a Material Adverse Effect.
(k)	Environmental Matters.  Except as disclosed in
the Disclosure Documents and as set forth in Section
3.01(j) of the Company Disclosure Schedule to the Merger Agreement, neither the Company, American Water Works nor any of the other Subsidiaries is in violation of any
statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of
hazardous or toxic substances or relating to the protection
or restoration of the environment or human exposure to
hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental
laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate reasonably be expected to have a Material
Adverse Effect; and neither the Company nor American Water
Works is aware of any pending investigation which might
lead to such a claim.
(l)	Litigation; Observance of Agreements, Statutes
and Orders.  Except as disclosed in the Disclosure
Documents and as set forth in Section 3.01(g) of the
Company Disclosure Schedule to the Merger Agreement, there
are no pending actions, suits or proceedings against or affecting the Company, American Water Works or any of the Subsidiaries or any of their respective properties that, if determined adversely to the Company, American Water Works or any of the Subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect, or that are otherwise material in the context of the sale of the Notes; and no such actions, suits or
proceedings are, to the Company's or American Water Works' knowledge, threatened. None of American Water Works, the Company or any other Subsidiary is, to the knowledge of
American Water Works or the Company, in default under any
term of any agreement or instrument to which it is a party
or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or governmental authority or is in violation of any applicable law, ordinance, rule
or regulation (including, without limitation, environmental
laws) of any governmental authority, which default or
violation, individually or in the aggregate, would
reasonably be expected to have a Material Adverse Effect.
(m)	Financial Statements.  The financial statements
included in the Disclosure Documents present fairly in all material respects the financial position of American Water
Works and its consolidated subsidiaries as of the dates
shown and their results of operations and cash flows for
the periods shown, and such financial statements have been prepared in conformity with GAAP applied on a consistent basis, except as otherwise disclosed therein.
(n)	Absence of Material Adverse Change.  Except as
disclosed in the Disclosure Documents filed prior to the
date of this Agreement, since the date of the latest
audited financial statements included in the Disclosure Documents filed prior to the date of this Agreement there has been no development or event that would reasonably be expected to result in a Material Adverse Effect and, except as disclosed in or contemplated by the Disclosure Documents
and as disclosed in or contemplated by Section 3.01(f) of
the Merger Agreement, there has been no dividend or
distribution of any kind declared, paid or made by American Water Works on any class of its capital stock.
(o)	Investment Company.  None of American Water
Works, the Company or any other Subsidiary is or, after
giving effect to the sale of the Notes and the application
of the proceeds thereof, will be an "investment company" as defined in the Investment Company Act of 1940 (the "1940
Act").  The Company has received an order from the
Commission exempting it from all provisions of the 1940
Act, a copy of which has been delivered to the Purchaser.
None of American Water Works, the Company or any other Subsidiary is subject to regulation under the Public
Utility Holding Company Act of 1935, as amended, or the
Federal Power Act, as amended.
(p)	Private Offering.  Neither American Water Works
nor the Company has, directly or indirectly, sold or
offered, or attempted to offer or dispose of, any of the
Notes to or solicited any offers to buy any of the Notes
from, or otherwise approached or negotiated in respect
thereof with, any Person, other than the Purchaser.
(b)	ERISA.  Neither American Water Works nor any
Subsidiary has incurred any accumulated funding deficiency within the meaning of ERISA; and neither American Water
Works nor any Subsidiary has incurred any material
liability to the PBGC established under ERISA in connection
with any employee pension benefit plan established or
maintained by American Water Works or any Subsidiary other
than for premium payments, all of which have been made when
due.
(q)	Use of Proceeds; Margin Regulations.  The Company
will use the proceeds from the sale of the Notes to repay short-term borrowings and for general corporate purposes.
No part of the proceeds from the sale of the Notes
hereunder will be used, directly or indirectly, for the
purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the
Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve American Water Works or the
Company in a violation of Regulation X of said Board
(12 CFR 224) or to involve any broker or dealer in a
violation of Regulation T of said Board (12 CFR 220).
Neither American Water Works nor the Company owns any
margin stock in an amount in excess of 5% of consolidated
total assets. As used in this paragraph, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.
Section 7.	  REPRESENTATIONS OF THE PURCHASER.
Section 7.1.	Purchase for Investment.  The Purchaser
represents that it is purchasing the Notes for its own account and not with a view to the distribution thereof that would violate the Securities Act. The Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law.
Section 2.	  INFORMATION AS TO AMERICAN WATER WORKS AND THE
COMPANY.
Section 7.2.	Financial and Business Information.  American
Water Works and the Company, as the case may be, shall deliver to each holder of Notes that is an Institutional Investor:
(a)	Quarterly Statements.  Within 60 days after the
end of each of the first three quarterly fiscal periods of
each year or within 10 days of filing with the Securities
and Exchange Commission, whichever is earlier:
(i)	a comparative consolidated balance sheet of
American Water Works and its Subsidiaries, as at the
end of each such quarterly fiscal period and as of the
end of the immediately preceding fiscal year; and
(ii)	comparative consolidated statements of
income and retained earnings of American Water Works
and its Subsidiaries, for the three months then ended
and for the portion of the fiscal year to the end of
such quarterly period and for the corresponding
periods of the previous fiscal year and a comparative consolidated statement of changes in cash flows of
American Water Works and its Subsidiaries, for the
portion of the fiscal year to the end of such
quarterly period and for the corresponding period of
the previous fiscal year;
all in reasonable detail and accompanied by a certificate
of a Senior Financial Officer of American Water Works that
such financial statements have been prepared in accordance
with GAAP and fairly present, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows; provided that delivery within the time period specified above of copies of the American Water Works Quarterly Report on Form 10-Q
for such quarter prepared in compliance with the
requirements therefor and filed with the Securities and
Exchange Commission shall be deemed to satisfy the
requirements of this Section 7.1(a).
(b)	Annual Statements.  Within 100 days after end of
each fiscal year or within 10 days of filing with the
Securities and Exchange Commission, whichever is earlier:
(i)	a comparative consolidated balance sheet of
American Water Works and its Subsidiaries as at the
end of such year and the previous fiscal year; and
(ii)	comparative consolidated statements of
income, surplus, retained earnings and cash flows of
American Water Works and its Subsidiaries for such
year and for the previous fiscal year;
all in reasonable detail and in the case of the
consolidated statements certified by independent
accountants to have been prepared in accordance with GAAP
and fairly present, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows; provided that the
delivery within the time period specified above of the
Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange
Act (to the extent required to be filed)) prepared in
accordance with the requirements therefor and filed with
the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b).
(c)	Balance Sheet of Company.  Concurrently with the
delivery of the financial statements referred to in
paragraphs (a) and (b) of this Section 7.1, the Company
shall deliver to holders of the Notes an unaudited balance
sheet of the Company, as at the end of each such quarterly
or annual fiscal period and as of the end of the
immediately preceding fiscal year, all in reasonable detail
and accompanied by a certificate of a Senior Financial
Officer of American Water Works that such financial
statements have been prepared in accordance with GAAP.
(d)	Statement as to Default, Notices.  Concurrently
with the delivery of the financial statements referred to
in this Section 7.1, a certificate, signed by a Senior
Financial Officer of the Company and American Water Works stating whether or not to the best knowledge of the signers thereof the Company or American Water Works, as the case may be, is in Default in the performance and observance of
any of the terms, provisions and conditions of this
Agreement and, if the Company or American Water Works shall
be in Default, specifying all such Defaults and the nature
and status thereof of which they may have knowledge. In addition, the Company or American Water Works, as applicable, will deliver to the holders of the Notes,
within ten days after the occurrence thereof, written
notice of (i) any Default pursuant to Section 11 and
(ii) any event or any contest that if adversely determined
would result in the occurrence of an Event of Default under
Section 11(g).
(e)	Public Information.  Promptly upon transmission
thereof, copies of such financial statements and reports as American Water Works shall send to the Securities and
Exchange Commission, the New York Stock Exchange or to its stockholders in any general mailing.
(f)	Requested Information.  With reasonable
promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of American Water Works, the Company or any
other Subsidiary or relating to the ability of the Company
or American Water Works to perform its respective
obligations hereunder and under the Notes, as from time to
time may be reasonably requested by any such holder of
Notes.
(d)	Deliveries Under the Merger Agreement.  In the
event the information required to be delivered by any of paragraphs (a), (b) or (c) of this Section 7.1 is delivered to the Purchaser pursuant to the terms of the Merger
Agreement, such delivery shall be deemed to satisfy the requirements of such paragraph of this Section 7.1 with regard to the Purchaser.
Section 7.3.	Inspection.  American Water Works will permit
any Institutional Investor that is a holder of 10% or more of the aggregate principal amount of any series of the outstanding Notes, and any agents or representatives of such holder designated by such holder, at all reasonable intervals and places and upon reasonable prior written notice, to (i) examine the books of account, records, reports and other papers of American Water Works and its Subsidiaries and to make copies and extracts therefrom for the purpose of determining whether American Water Works is complying with the terms and provisions of this Agreement, (ii) visit and inspect, under the guidance of American Water Works, the properties of American Water Works or of any of its Subsidiaries and (iii) discuss its or their affairs, finances and accounts with, and be advised as to the same by, its or their officers; provided that unless an Event of Default has occurred and is continuing no such visit to, inspection of or discussions with officers of, any Subsidiary shall be permitted if the book value of American Water Works' investment therein (as determined in accordance with GAAP) is less than 2% of all of American Water Works' investments in its Subsidiaries. So long as any Default or Event of Default shall have occurred and shall be continuing, all expenses incurred by an Institutional Investor in the exercise of any rights under this Section shall be borne by the Company.
Section 8.	  PREPAYMENT OF THE NOTES.
Section 8.1.	 Final Maturity.  (g)  The entire unpaid
principal amount of each Fixed Rate Note shall become due and payable on June 12, 2007.
(a)	The entire unpaid principal amount of each
Floating Rate Note shall become due and payable on June 26,
2003.
Section 8.2.	Optional Prepayments with Make-Whole Amount.
The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes at 100% of the principal amount so prepaid, and accrued interest thereon to the date of such prepayment, plus the Make-Whole Amount determined in accordance with Section 8.6 for the prepayment date with respect to such principal amount. The Company will give each holder of Notes to be prepaid written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with
Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of the series of Notes to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. The holders of the Notes then to be prepaid shall be reasonably satisfied that such calculation of the Make-Whole Amount has been made in accordance with this
Section 8.
Section 8.3.	Allocation of Partial Prepayments.  In the case
of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of that series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
Section 8.4.	Maturity; Surrender, etc.  In the case of each
prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company upon written request and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
Section 8.5.	Purchase of Notes.  The Company will not and
will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes of a series at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least ten Business Days. If the holders of more than 20% of the principal amount of a series of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such series of Notes of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least ten Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.
Section 8.6.	Make-Whole Amount.  The term "Make-Whole
Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
"Called Principal" means, with respect to any Note,
the principal of such Note that is to be prepaid pursuant
to Section 8.2 or has become or is declared to be
immediately due and payable pursuant to Section 12.1, as
the context requires.
"Discounted Value" means, with respect to the Called
Principal of any Note, the amount obtained by discounting
all Remaining Scheduled Payments with respect to such
Called Principal from their respective scheduled due dates
to the Settlement Date with respect to such Called
Principal, in accordance with accepted financial practice
and at a discount factor (applied on the same periodic
basis as that on which interest on the Notes is payable)
equal to the Reinvestment Yield with respect to such Called
Principal.
"Reinvestment Yield" means, with respect to the Called
Principal of any Note, 0.50% (or if at any time the Company shall agree to a lesser spread over a U.S. Treasury obligation for purposes of calculating the make whole
amount or any other yield maintenance formula in connection
with the issuance of debt obligations of the Company having
a weighted average life to maturity which is five or more
years from the date of issue of such debt obligation, then
such lesser spread shall automatically be substituted for
..50% from and after the issuance of such other debt
obligation and the Company shall promptly so notify the
holders of such change) over the yield to maturity implied
by (i) the yields reported, as of 10:00 A.M. (New York City
time) on the second Business Day preceding the Settlement
Date with respect to such Called Principal, on the display designated as "PX-1" on the Bloomberg Financial Market
Screen (or such other display as may replace "PX-1" on the Bloomberg Financial Market Screen) for actively traded U.S. Treasury securities having a maturity equal to the
Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding
the Settlement Date with respect to such Called Principal,
in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted
financial practice and (b) interpolating linearly between
(1) the actively traded U.S. Treasury security with the
maturity closest to and greater than the Remaining Average
Life and (2) the actively traded U.S. Treasury security
with the maturity closest to and less than the Remaining
Average Life.
"Remaining Average Life" means, with respect to any
Called Principal, the number of years (calculated to the
nearest one-twelfth year) obtained by dividing (i) such
Called Principal into (ii) the sum of the products obtained
by multiplying (a) the principal component of each
Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such
Called Principal and interest thereon that would be due
after the Settlement Date with respect to such Called
Principal if no payment of such Called Principal were made
prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the
amount of the next succeeding scheduled interest payment
will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement
Date pursuant to Section 8.2 or 12.1.
"Settlement Date" means, with respect to the Called
Principal of any Note, the date on which such Called
Principal is to be prepaid pursuant to Section 8.2 or has
become or is declared to be immediately due and payable
pursuant to Section 12.1 as the context requires.
Section 9.	AFFIRMATIVE COVENANTS.
Section 9.1.	Corporate Existence.  (a)  So long as any of
the Notes are outstanding, subject to Sections 10.2 and 10.3, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights (charter and statutory) and franchises.
(b)	So long as any of the Notes are outstanding,
except as contemplated by the Merger Agreement (so long as the Merger Agreement has not been terminated pursuant to Article VII thereof) and subject to Sections 10.2 and 10.3 hereof, American Water Works will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.
Section 9.2.	Support Agreement.  So long as any of the Notes
are outstanding, each of the Company and American Water Works covenants and agrees for the benefit of the holders of the Notes that (1) it will perform its respective obligations under the Support Agreement, and (2) it will not agree to any amendment or termination of the Support Agreement as in effect on the date of this Agreement, except in accordance with the terms of the Support Agreement as in effect on the date of this Agreement. The holders of the Notes are entitled to the benefits of the Support Agreement available to Lenders (as defined in the Support Agreement), it being understood and agreed that the Notes constitute Debt (as defined in the Support Agreement) for purposes of the Support Agreement. If the Company and American Water Works shall at any time modify the obligations of American Water Works under the Support Agreement (whether by amendment or supplement thereto) for the benefit of any holder of any Debt of the Company, the Company and American Water Works shall also provide in such amendment or supplement that the benefits of such modification extend to the Notes and the holders thereof. If American Water Works shall at any time enter into another form of support agreement or guaranty of indebtedness of the Company (or any other Subsidiary that is primarily engaged in the financing of the business of American Water Works or its utility Subsidiaries) that is to be sold in a public offering that has been registered under the Securities Act, then American Water Works shall also enter into an amendment of the Support Agreement or guaranty providing the same benefits to the Notes and the holders thereof.
Section 9.3.	Maintenance of Properties.  So long as any of
the Notes are outstanding, except as permitted pursuant to
Section 4.01(a)(v) of the Merger Agreement (so long as the Merger Agreement has not been terminated pursuant to Article VII thereof), each of the Company and American Water Works will cause all properties used or held for use in the conduct of its respective businesses, and in the case of American Water Works, will cause all properties used or held for use in the business of its Subsidiaries, to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as may be necessary so that the businesses carried on in connection therewith may be properly and advantageously conducted at all times; provided, that nothing in this
Section 9.3 shall prevent the Company or American Water Works from discontinuing the operation or maintenance of any of such properties or disposing of them if such discontinuance or disposal is, in the judgment of the Company or American Water Works, desirable in the conduct of its business and not disadvantageous in any material respect to the holders of Notes.
Section 9.4.	Payment of Taxes and Other Claims.  So long as
any of the Notes are outstanding, each of the Company and American Water Works will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon the income, profits or property of the Company or American Water Works, and (2) all lawful claims for labor, materials and supplies which, if unpaid, would by law become a lien upon the property of the Company or American Water Works; provided, that neither the Company nor American Water Works shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which the Company or American Water Works has set aside on its books adequate reserves with respect thereto in accordance with GAAP.
Section 9.5.	Nature of Business of the Company.  So long as
any of the Notes are outstanding, the Company will at all times remain engaged solely in the business of financing the capital requirements of American Water Works and its utility Subsidiaries and activities reasonably related thereto, including, without limitation, cash management activities, all treasury activities and loan administration for such subsidiaries.
Section 9.6.	Rating of the Notes.  In the event that the
Merger Agreement is terminated pursuant to Article VII thereof, American Water Works and the Company shall use their best reasonable efforts to obtain a rating for the Notes from Standard & Poor's Rating Group and Moody's Investor Service, Inc. within 30 days of such termination; provided that if at such time either such rating agency shall cease to be in the business of rating corporate debt, an organization as shall be mutually agreed by American Water Works, the Company and the Purchaser shall be substituted therefor.
Section 9.7.	Transfer of Notes.  In the event that the
Merger Agreement is terminated pursuant to Article VII thereof, then at such time as the Purchaser notifies American Water Works that it intends to transfer any of the Notes it holds, (i) American Water Works shall actively assist the Purchaser in transferring such notes to a third party, which assistance shall include, but is not limited to (a) assisting in the preparation of marketing materials to be used in connection with the transfer of the Notes and (b) the hosting of one or more meetings of prospective transferees and (ii) none of American Water Works, the Company or any other Subsidiary shall offer, sell, contract to sell or otherwise dispose of any securities substantially similar to the Notes so long as such offer, sale or disposition would impair the ability of the Purchaser to transfer the Notes; provided, however, that such obligations of American Water Works are subject to the condition that such transfer by the Purchaser shall not be in violation of any applicable federal or state securities laws.
Section 10.	NEGATIVE COVENANTS.
Section 10.1.	Restrictions on Liens.  (h)  The Company shall
not issue, assume or guarantee any indebtedness for money borrowed (hereinafter in this Section 10.1 referred to as "Debt"), secured by any mortgage, security interest, pledge, lien or other encumbrance (hereinafter in this Section 10.1 called "mortgage" or "mortgages") upon any property of the Company without in any such case effectively securing, prior to or concurrently with the issuance, assumption or guarantee of any such Debt, the Notes (together with, if the Company shall so determine, any other Debt of or guaranteed by the Company ranking equally with the Notes and then existing or thereafter created) equally and ratably with (or prior to) such Debt; provided, that the foregoing restrictions shall not apply to nor prevent the creation or existence of:
(i)	mortgages on any property, acquired, constructed
or improved by the Company after the date of this
Agreement, and any improvements thereon, accessions thereto
or other property acquired or constructed for use in
connection therewith or related thereto, that are created
or assumed prior to or contemporaneously with, or within
180 days after, such acquisition or completion of such construction or improvement, or within one year thereafter pursuant to a firm commitment for financing arranged with a lender or investor within such 180-day period, to secure or provide for the payment of all or any part of the purchase price of such property or the cost of such construction or improvement incurred after the date of this Agreement, or, in addition to mortgages contemplated by clauses (ii) and
(iii) below, mortgages on any property existing at the time
of acquisition thereof; provided, that the mortgages shall
not extend to any property theretofore owned by the Company other than, in the case of any such construction or improvement, (1) unimproved real property on which the
property so constructed or the improvement is located, (2)
other property (or improvement thereon) that is an
improvement to or is acquired or constructed for use in connection therewith or related thereto, (3) any right and interest under any agreement or other documents relating to the property being so constructed or improved or such other property and (4) the stock of any Subsidiary created or maintained for the primary purpose of owning the property so constructed or improved;
(ii)	existing mortgages on any property of a Person
which is acquired by, merged with or into or consolidated
with the Company; provided, that mortgages shall not extend
to any property theretofore owned by the Company;
(iii)	mortgages, security interests, pledges,
liens or other encumbrances to secure Debt of the Company
to American Water Works;
(iv)	mortgages, security interests, pledges, liens or
other encumbrances in favor of the United States of
America, any State, any foreign country or any department, agency or instrumentality or political subdivision of any such jurisdiction, to secure partial, progress, advance or
other payments pursuant to any contract or statute or to
secure any Debt incurred for the purpose of financing all
or any part of the purchase price or the cost of
constructing or improving the property subject to such mortgages, security interests, pledges, liens or other encumbrances including, without limitation, mortgages to secure Debt of the industrial revenue bond type;
(v)	mortgages to secure Debt of the Company maturing
within 12 months from the creation thereof and incurred in
the ordinary course of business;
(vi)	mortgages existing on the date of this Agreement;
and
(vii)	mortgages for the purposes of extending,
renewing or replacing in whole or in part Debt secured by
any mortgage referred to in the foregoing clauses (i) to
(vi), inclusive, or this clause (vii); provided, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property or Debt that secured the mortgage so extended, renewed or replaced (plus improvements on such property). Notwithstanding the foregoing, nothing herein shall be deemed
(1) to prohibit the Company from assuming or guaranteeing any Debt of American Water Works or any Subsidiary of American Water Works (other than the Company), which Debt is secured by assets of American Water Works or any Subsidiary of American Water Works (other than the Company), or (2) to prohibit the Company (or a Subsidiary of the Company) from securing Debt with accounts receivable in an accounts receivable financing.
(b)	The provisions of subsection (a) of this Section 10.1
shall not apply to the issuance, assumption or guarantee by the Company of Debt secured by a mortgage that would otherwise be subject to the foregoing restrictions up to an aggregate amount that does not at the time exceed 10% of Consolidated Net Tangible Assets.
(c)	If at any time the Company shall issue, assume or
guarantee any Debt secured by any mortgage and if subsection (a) of this Section 10.1 requires that the Notes be secured equally and ratably with such Debt, the Company will promptly deliver to holders of the Notes an Officers' Certificate stating that, and Opinion of Counsel to the effect that, the covenants of the Company contained in subsection (a) of this Section 10.1 have been complied with.
Section 10.2.	Company and American Water Works May
Consolidate, Etc., Only on Certain Terms. Except as contemplated pursuant to the terms of the Merger Agreement (so long as the Merger Agreement has not been terminated pursuant to
Article VII thereof), neither the Company nor American Water Works shall consolidate with or merge into any other Corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:
(1)	the Corporation formed by any such consolidation
or into which it is merged or the Person that acquires by conveyance or transfer, or that leases, its properties and assets substantially as an entirety shall be a Corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia
and shall expressly assume, in the case of the Company, the
due and punctual payment of the principal of (and premium,
if any) and interest on the Notes, the performance of every covenant of this Agreement on the part of the Company or American Water Works, as applicable, and in the case of
American Water Works, all the obligations under the Support Agreement to be performed or observed;
(2)	immediately after giving effect to such
transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and
(3)	the Company or American Water Works, as
applicable, has delivered to the holders of the Notes an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance,
transfer or lease complies with this Section 10.2 and that
all conditions precedent herein provided for relating to
such transaction have been complied with.
The Company covenants and agrees that if, upon its consolidation with or merger into any other Corporation, or upon any consolidation or merger of any other Corporation with or into it, or upon any sale or conveyance of all or substantially all of its property and assets to any other Corporation, any of its property or any property of its Subsidiaries, if any, would thereupon become subject to any mortgage, security interest, pledge, lien or other encumbrance not permitted by Section 10.1 hereof, prior to or concurrently with such consolidation, merger, sale or conveyance, it will effectively secure the Notes (equally and ratably with (or prior to) any other indebtedness of or guaranteed by it then entitled thereto) by a direct lien, on such of its property or such property of a Subsidiary or such indebtedness issued by a Subsidiary, prior to all liens other than any theretofore existing thereon.
Section 10.3.	Successor Corporation Substituted.  Upon any
consolidation by the Company or American Water Works with or merger by the Company or American Water Works into any other Corporation or any conveyance, transfer or lease of either the Company's or American Water Works' properties and assets substantially as an entirety in accordance with Section 10.2, the successor Corporation formed by such consolidation or into which it is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or American Water Works, as applicable, under this Agreement with the same effect as if such successor Corporation had been named as the Company or American Water Works, as applicable, herein, and thereafter, except in the case of a lease, the predecessor Corporation shall be relieved of all obligations and covenants under this Agreement, the Notes and, in the case of American Water Works, the Support Agreement.
Section 11.	EVENTS OF DEFAULT.
"Event of Default" with respect to a series of Notes
means any one of the following events with respect to such series (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(a)	the Company defaults in the payment of any
interest upon any Note when it becomes due and payable and continuance of such default for a period of 10 days; or
(b)	the Company defaults in the payment of the
principal of (or Make Whole Amount, if any, on) any Note
when the same becomes due and payable, whether at maturity
or a date fixed for prepayment or by declaration of
acceleration or otherwise and continuance of such default
for a period of three Business Days thereafter; or
(c)	the Company or American Water Works defaults in
the performance of or breaches any covenant or warranty of
the Company or American Water Works, as the case may be, in
this Agreement or the Support Agreement (other than a
covenant or warranty a default in whose performance or
whose breach is elsewhere in this Section 11 specifically
dealt with), and continuance of such default or breach for
a period of 90 days after the earlier of (i) a Responsible Officer of American Water Works or the Company obtaining actual knowledge of such default and (ii) written notice,
to the Company and American Water Works by the holders of
at least 33% in aggregate principal amount of such series
of Notes, specifying such default or breach and requiring
it to be remedied and stating that such notice is a "Notice
of Default" hereunder; provided, however, that, except with respect to defaults under or breaches of the covenants contained in Section 9.4 or Section 10.1, the holder of
such principal amount of Notes shall be deemed to have
agreed to an extension of such period if corrective action
is initiated by the Company or American Water Works within
such period and is being diligently pursued; or
(d)	the Company or American Water Works defaults
under any bond, debenture, note or other evidence of indebtedness for money borrowed or under any mortgage, indenture or instrument under which there may be issued or
by which there may be secured or evidenced any indebtedness
for money borrowed by the Company or American Water Works, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay in excess of $20,000,000 of the principal or interest of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall
have resulted in such indebtedness in any amount in excess
of $20,000,000 becoming or being declared due and payable
prior to the date on which it would otherwise have become
due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 60 days after a Responsible
Officer of the Company or American Water Works obtains
actual knowledge thereof; or
(e)	the entry by a court having jurisdiction in the
premises of (A) a decree or order for relief in respect of
any of the Company or American Water Works in an
involuntary case or proceeding under any applicable Federal
or State bankruptcy, insolvency, reorganization or other
similar law or (B) a decree or order adjudging any of the Company or American Water Works a bankrupt or insolvent, or approving as properly filed a petition by one or more
Persons other than the Company, American Water Works, or
any of their Affiliates seeking reorganization,
arrangement, adjustment or composition of or in respect of
any of the Company or American Water Works under any
applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for any of the Company or American
Water Works or for any substantial part of the property of
any of the Company or American Water Works or ordering the liquidation or winding up of the affairs of any of the
Company or American Water Works and the continuance of any
such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or
(f)	the commencement by the Company or American Water
Works of a case or proceeding under any applicable Federal
or State bankruptcy, insolvency, reorganization or other
similar law or of any other case or proceeding to be
adjudicated a bankrupt or insolvent, or the consent by it
to the entry of a decree or order for relief in respect of
it in a case or proceeding under any applicable Federal or
State bankruptcy, insolvency, reorganization or other
similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking
reorganization or relief under any applicable Federal or
State law, or the consent by it to the filing of such
petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official in respect of it or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or its admission in writing of its inability to pay its debts generally as
they become due, or its taking of corporate action in furtherance of any such action; or
(g)	the Support Agreement shall cease to be in full
force and effect for any reason whatsoever, including,
without limitation, a final and nonappealable determination
by any governmental body or court that the Support
Agreement is invalid, void or unenforceable, or American
Water Works shall contest or deny in writing the validity
or enforceability of any provision of, or obligation under,
the Support Agreement.
Section 12.	REMEDIES ON DEFAULT, ETC.
Section 12.1.	Acceleration of the Notes.  (a)  If an Event of
Default with respect to American Water Works or the Company described in paragraph (e) or (f) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
(a)	If any other Event of Default described in Section 11
has occurred and is continuing with respect to a series of Notes, any holder or holders of more than 50% in principal amount of such series of Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company and American Water Works, declare all the Notes of such series then outstanding to be immediately due and payable.
(b)	If any Event of Default described in paragraph (a) or
(b) of Section 11 has occurred and is continuing with respect to a series of Notes, any holder or holders of such series of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company and American Water Works, declare all the Notes of such series held by it or them to be immediately due and payable. Upon any Notes becoming due and payable under this
Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. American Water Works and the Company acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
Section 12.2.	Other Remedies.  If any Event of Default has
occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.
Section 12.3.	Rescission.  At any time after any Note of a
series has been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 67% in principal amount of the Notes of such series then outstanding, by written notice to the Company and American Water Works, may rescind and annul any such declaration and its consequences if
(a) the Company has paid all overdue interest on such Notes, all principal of and Make-Whole Amount, if any, on any such Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of such Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
Section 12.4.	No Waivers or Election of Remedies, Expenses,
etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this
Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.
Section 13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.
Section 13.1.	Registration of Notes.  The Company shall keep
at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
Section 13.2.	Transfer and Exchange of Notes.  Upon surrender
of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes of the applicable series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be in the form of Exhibit 1-A or 1-B hereto, as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $5,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $5,000,000.
Section 13.3.	Replacement of Notes.  Upon receipt by the
Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
(a)	in the case of loss, theft or destruction, of
indemnity reasonably satisfactory to it (provided that if
the holder of such Note is, or is a nominee for, the
original Purchaser or is an Institutional Investor, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or
(b)	in the case of mutilation, upon surrender and
cancellation thereof,
the Company, at its own expense, shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.
Section 14.	PAYMENTS ON NOTES.
Section 14.1.	Place of Payment.  Subject to Section 14.2,
payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made at the principal office of PNC Bank, National Association, in New York, New York.
Section 14.2.	Home Office Payment.  So long as the Purchaser
or the Purchaser's nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest at the principal office of PNC Bank, National Association, in New York, New York and by the method specified on the first page hereof, or by such other method or at such other address as the Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, the Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by the Purchaser or the Purchaser's nominee, the Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by the Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchaser has made in this Section 14.2.
Section 15.	EXPENSES, ETC.
Section 15.1.	Transaction Expenses.  Whether or not the
transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of Cravath, Swaine & Moore, special counsel to the Purchaser, directly related to this Agreement and the actions contemplated hereby but excluding, (i) with respect to (a) below, the fees and expenses of any other counsel to the Purchaser, (ii) with respect to (b) below, the fees and expenses of more than one counsel to the Purchaser and (iii) any fees and expenses incurred by or in connection with a transferee of the Purchaser) incurred by the Purchaser in connection with (a) the negotiation, preparation, execution, and delivery of this Agreement and the Notes, (b) any amendments, waivers or consents under or in respect of this Agreement, the Support Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), (c) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Support Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Support Agreement or the Notes, or by reason of being a holder of any Note, and (d) the reasonable costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of American Water Works or the Company or any other Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Support Agreement and by the Notes. The Company will pay, and will hold the Purchaser harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by or on behalf of the Purchaser).
Section 15.2.	Survival.  The obligations of the Company under
this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.
Section 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
ENTIRE AGREEMENT.
All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by the Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of the Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of American Water Works or the Company pursuant to this Agreement shall be deemed representations and warranties of American Water Works or the Company, as the case may be, under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding among the Purchaser, American Water Works and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.
Section 17.	AMENDMENT AND WAIVER.
Section 17.1.	Requirements.  This Agreement and the Notes may
be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of American Water Works, the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4 or 21 hereof, or any defined term (as it is used therein), will be effective as to any holder of a Note unless consented to by such holder in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

Section 17.2.	Solicitation of Holders of Notes.
(a)	Solicitation.  American Water Works and the Company
will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. American Water Works and the Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes of a series affected thereby promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
(b)	Payment.  Neither American Water Works nor the Company
will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes of such series then outstanding even if such holder did not consent to such waiver or amendment.
(c)	Consent in Contemplation of Transfer.  At any time
prior to a Public Offering, any consent made pursuant to this
Section 17.2(c) by a holder of Notes that has transferred or has agreed to transfer its Notes to American Water Works or the Company or any other Subsidiary or any Affiliates of American Water Works and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3.	Binding Effect, etc.  Any amendment or waiver
consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note, as applicable, and upon American Water Works and the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between American Water Works or the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.
Section 17.4.	Notes Held by American Water Works or the
Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by American Water Works or the Company or any of their respective Affiliates shall be deemed not to be outstanding.
Section 18.	NOTICES.
All notices and communications provided for hereunder shall
be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
(i)	if to the Purchaser or the Purchaser's nominee,
to the Purchaser or the Purchaser's nominee at the address
set forth on the first page hereof, or at such other
address as the Purchaser or the Purchaser's nominee shall
have specified to American Water Works and the Company in
writing,
(ii)	if to any other holder of any Note, to such
holder at such address as such other holder shall have
specified to American Water Works and the Company in
writing, or
(iii)	if to American Water Works or the Company,
as the case may be, at the address set forth at the
beginning hereof to the attention of its Senior Financial Officer, or at such other address as American Water Works or the Company shall have specified to the holder of each
Note in writing.
Notices under this Section 18 will be deemed given only when actually received.
Section 19.	REPRODUCTION OF DOCUMENTS.
This Agreement and all documents relating thereto,
including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Purchaser at any Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to the Purchaser, may be reproduced by the Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Purchaser may destroy any original document so reproduced. American Water Works and the Company agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 19 shall not prohibit American Water Works or the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.
Section 20.	CONFIDENTIAL INFORMATION.
For the purposes of this Section 20, "Confidential
Information" means information delivered to a holder of any Note or its representatives by or on behalf of American Water Works or the Company or any other Subsidiary, or any of their respective representatives, in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such holder as being confidential information of American Water Works or the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such holder or any Person acting on such holder's behalf, (c) otherwise becomes known to such holder other than through disclosure by American Water Works or the Company or any other Subsidiary or any of their respective representatives or (d) constitutes financial statements delivered to such holder under Section 7.1 that are otherwise publicly available. Each holder of a Note, other than the Purchaser (so long as the letter agreement dated July 26, 2001 among the Purchaser, Thames Water plc and American Water Works is still in effect), will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such holder in good faith to protect confidential information of third parties delivered to such holder, provided that such holder may deliver or disclose Confidential Information to (i) such holder's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by the Notes), (ii) such holder's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such holder sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing with the Company prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),
(v) any Person from which such holder offers to purchase any security of the Company (if such Person has agreed in writing with the Company prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),
(vi) any federal or state regulatory authority having jurisdiction over such holder, or (vii) any other Person to which such delivery or disclosure may be required in the reasonable opinion of such holder (w) to effect compliance with any law, rule, regulation or order applicable to such holder,
(x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such holder is a party or (z) if an Event of Default has occurred and is continuing, to the extent such holder may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by American Water Works or the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with American Water Works and the Company embodying the provisions of this
Section 20. Each holder of a Note recognizes its responsibility for compliance with applicable securities laws and regulations in connection with its use of non-public information regarding American Water Works and its Subsidiaries.
Section 21.	SUBSTITUTION OF PURCHASER.
The Purchaser shall have the right to substitute any one of
the Purchaser's Affiliates as the purchaser of the Notes, by written notice to American Water Works and the Company, which notice shall be signed by both the Purchaser and the Purchaser's Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6; provided that such notice shall also contain the agreement of the Purchaser to unconditionally and irrevocably guarantee the obligations of the Purchaser's Affiliate under this Agreement. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of the Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to the Purchaser all of the Notes then held by such Affiliate, upon receipt by American Water Works and the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to the Purchaser, and the Purchaser shall have all the rights of an original holder of the Notes under this Agreement.
Section 22.	MISCELLANEOUS.
Section 22.1.	Assumption by American Water Works or
Subsidiary. American Water Works or a Subsidiary may directly assume, by a written instrument, executed and delivered to the holders of the Notes, in form satisfactory to the Required Holders, the due and punctual payment of the principal of (Make-Whole Amount, if any) and interest on all the Notes and the performance of every covenant of this Agreement on the part of the Company to be performed or observed. Upon any such assumption, American Water Works or such Subsidiary shall succeed to and be substituted for and may exercise every right and power of the Company under this Agreement with the same effect as if American Water Works or such Subsidiary had been named as the Company herein and the Company shall be released from its liability as obligor on the Notes; provided that, in the case of such assumption by a Subsidiary, that American Water Works' obligations under this Agreement (modified as aforesaid) remain in full force and effect and American Water Works and such Subsidiary shall have entered into a support agreement in the form of the Support Agreement, satisfactory to the Required Holders.
Section 22.2.	Successors and Assigns.  All covenants and
other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.
Section 22.3.	Entire Agreement.  This Agreement, together
with the Schedules and Exhibits hereto, along with the Notes constitute the entire agreement among the parties hereto with respect to the subject matter hereof. The terms hereof in no way amend, alter or otherwise modify the terms of the Merger Agreement and, except as expressly stated herein, the terms of the Merger Agreement in no way amend, alter or otherwise modify the terms hereof.
Section 22.4.	Payments Due on Non-Business Days.  Anything in
this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.
Section 22.5.	Severability.  Any provision of this Agreement
that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
Section 22.6.	Construction.  Each covenant contained herein
shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
Section 22.7.	Counterparts.  This Agreement may be executed
in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
Section 22.8.	Governing Law.  This Agreement shall be
construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.
Section 22.9.	No Right of Set-off.  American Water Works and
the Company each hereby expressly waive any and all right to set-off any amounts that may be owed, or may be claimed to be owed, to American Water Works or the Company by any Holder of any Note, including, but not limited to, amounts that may be owed or claimed to be owed to American Water Works under the Merger Agreement.

*   *   *   *   *


The execution hereof by the Purchaser shall constitute a contract among American Water Works, the Company and the Purchaser for the uses and purposes hereinabove set forth. This
Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.
Very truly yours,
AMERICAN WATER CAPITAL CORP.
By
	Its

AMERICAN WATER WORKS
COMPANY, INC.
By
	Its


The foregoing is hereby
agreed to as of the
date thereof.
RWE AKTIENGESELLSCHAFT

By
Its



DEFINED TERMS

As used herein, the following terms have the respective
meanings set forth below or set forth in the Section hereof
following such term:
"Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
"American Water Works" means the American Water Works
Company, Inc., and any permitted successors or assigns thereto. "Board of Directors" means either the board of directors of the Company or American Water Works, as the case may be, or any duly authorized committee thereof.
"Business Day" means any day other than a Saturday, a
Sunday or a day on which commercial banks in New York City or Essen, Germany are required or authorized to be closed. "Closing" is defined in Section 3.
"Company" means the American Water Capital Corp., and any permitted successors or assigns thereto.
"Confidential Information" is defined in Section 20. "Consolidated Net Tangible Assets" means the total amount of assets appearing on a consolidated balance sheet of the Company and its subsidiaries less, without duplication, the following:
	(a)	all current liabilities (excluding any thereof
that are by their terms extendable or renewable at the sole option of the obligor thereon without requiring the consent of the obligee to a date more than 12 months after the date
of determination);
	(b)	all reserves for depreciation and other asset
valuation reserves but excluding any reserves for deferred Federal income taxes arising from accelerated amortization or otherwise; and
	(c)	all intangible assets such as goodwill,
trademarks, trade names, patents and unamortized debt discount and expense carried as an asset on said balance sheet.
Consolidated Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and as of a date not more than 90 days prior to the happening of the event for which such determination is being made.
"Corporation" includes any corporation, association, company, limited liability company or business trust.
"Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
"Default Rate" means, with respect to the Notes, the greater of (a) the prime (i.e. index or base) rate of interest published or publicly announced as such from time to time by PNC Bank, National Association, plus 2%; and (b) the rate of interest borne by the Notes prior to Default plus 2%. "Disclosure Documents" shall mean the Registration
Statement of the Company filed with the Securities and Exchange Commission on January 30, 2001 (including the documents incorporated by reference therein) and all forms, reports, schedules, statements and other documents required to be filed by the Company or American Water Works with the Securities and Exchange Commission since such date.
"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. "Event of Default" is defined in Section 11.
"Exchange Act" means the Securities Exchange Act of 1934, as amended.
"Fixed Rate Notes" is defined in Section 1.
"Floating Rate Notes" is defined in Section 1.
"GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America. "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.
"Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and
(c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form; provided, however that for the purposes of this Agreement, any holder of Notes that purchased such Notes in, or subsequent to, a Public Offering shall not be an Institutional Investor.
"Make-Whole Amount" is defined in Section 8.6.
"Material Adverse Effect" means a material adverse change or effect on (a) the business, assets, properties, condition (financial or otherwise) or results of operations of American Water Works and its Subsidiaries taken as a whole or (b) the ability of American Water Works or the Company to perform its respective obligations under this Agreement and the Notes, and, in the case of American Water Works, the Support Agreement or
(c) the validity or enforceability of this Agreement, the Support Agreement or the Notes.
"Merger Agreement" means the Agreement and Plan of Merger, dated as of September 16, 2001, by and among RWE Aktiengesellschaft, Thames Water Aqua Holdings GMBH, Apollo Acquisition Company and American Water Works, as amended or modified from time to time.
"Notes" is defined in Section 1.
"Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of American Water Works or the Company, as the case may be, whose responsibilities extend to the subject matter of such certificate.
"Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or American Water Works, as the case may be, and who shall be reasonably acceptable to the Required Holders.
"PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto. "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.
"property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
"Public Offering" means any sale or transfer of the Notes pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act. "Purchaser" means RWE Aktiengesellschaft.
"Required Holders" means, at any time, the holders of at least 51% in principal amount of the Fixed Rate Notes or Floating Rate Notes, as applicable, at the time outstanding (exclusive of Notes then owned by American Water Works, the Company or any of their respective Affiliates which, for the avoidance of doubt, does not include the Purchaser or its Affiliates).
"Responsible Officer" means any Senior Financial Officer and any other officer of American Water Works or the Company, as the context requires, with responsibility for the administration of the relevant portion of this Agreement.
"Securities Act" means the Securities Act of 1933, as amended from time to time.
"Senior Financial Officer" means the senior financial officer, principal accounting officer, treasurer or controller of American Water Works or the Company, as the context requires. "Subsidiary" means a Person more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by American Water Works or by one or more other Subsidiaries, or by American Water Works and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other security which ordinarily has voting power for the election of directors or similar officials, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.
"Support Agreement" is defined in Section 1.


Exhibit 1-A

[FORM OF FIXED RATE NOTE]

AMERICAN WATER CAPITAL CORP.

5.65% SENIOR NOTE DUE JUNE 12, 2007

No.  _______	[Date]
$__________


For Value Received, the undersigned, American Water Capital
Corp. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to _____________________ or registered assigns, the principal sum of ______________ Dollars on June 12, 2007 with interest (computed on the basis of a 360-day year of twelve
30-day months) (a) on the unpaid balance thereof at the rate of 5.65% per annum from the date hereof, payable annually, on the 12th day of June of each year, commencing with June 12, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole
Amount (as defined in the Note Purchase Agreement referred to below), payable annually as aforesaid (or, at the option of the registered holder hereof, on demand), at the Default Rate.
Payments of principal of, interest on and any Make-Whole
Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of PNC
Bank, National Association, in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note
Agreement referred to below.
This Note is one of the Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 12, 2002 (as from time to time amended, the "Note
Purchase Agreement"), among American Water Capital Corp.,
American Water Works Company, Inc. and the Purchaser named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.1 of the Note Purchase
Agreement.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
This Note is a registered Note and, as provided in the Note
Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase
Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, in the amount (including any applicable Make-Whole
Amount) and with the effect provided in the Note Purchase
Agreement.
The Notes and the holders thereof are entitled to the benefits of a Support Agreement (as defined in the Note Purchase Agreement) between American Water Capital Corp. and American
Water Works Company, Inc.

[the remainder of this page has been left blank intentionally]



This Note and said Note Purchase Agreement are governed by and construed in accordance with the laws of New York.

AMERICAN WATER CAPITAL CORP.
By
	Its





Exhibit 1-B

[FORM OF FLOATING RATE NOTE]

AMERICAN WATER CAPITAL CORP.

FLOATING RATE SENIOR NOTE DUE  JUNE 26, 2003

No.  _______	[Date]
$__________


For Value Received, the undersigned, American Water Capital
Corp. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to _____________________ or registered assigns, the principal sum of ______________ Dollars on June 23, 2003 with interest (computed on the basis of the actual number of days in the relevant interest period and a 360-day year) (a) on the unpaid balance thereof at the Interest Rate (as defined below) from the date hereof, payable on [_________ ___, 200__, _________ ___, 200__, _________ ___, 200__, and _________ ___,
200__,] [to be adjusted depending on date of issuance] (each such date, an "Interest Payment Date"), and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable on the applicable Interest Payment Date (or, at the option of the registered holder hereof, on demand), at the Default Rate.
The rate at which interest shall be payable on the Notes
(the "Interest Rate") shall be a floating rate, which for each interest period shall be the Three-Month LIBOR Rate determined for that interest period plus 20 basis points (0.20%). The
Interest Rate for the initial interest period shall be ______%
(the "Initial Interest Rate"), which was calculated with reference to the Three-Month LIBOR Rate on the Interest
Determination Date for the initial interest period, plus 20 basis points (0.20%).
The Company will reset the rate of interest on the Notes on each of [_________ ___, 200__, _________ ___, 200__ and
_________ ___, 200__] (each, an "Interest Reset Date"). [these dates will be the same as the first three Interest Payment
Dates]
The Company shall determine the applicable Interest Rate on the Notes for the succeeding interest period on the date that is two London Business Days prior to the applicable Interest Reset
Date (each an "Interest Determination Date").  The Interest
Determination Date for the Initial Interest Rate was __________
___, 200__. [this date will be two London Business Days prior to the issue date]
The Interest Rate determined on an Interest Determination
Date for the Notes (a) shall become effective on and as of the next succeeding Interest Reset Date and (b) shall be the rate at which interest is payable on the Notes for the interest period from and including the Interest Reset Date on which that Interest Rate becomes effective to but excluding the succeeding
Interest Reset Date. The calculations of the Company in determining the Interest Rate will, in the absence of manifest error, be conclusive for all purposes and binding on the holders of the Notes.
"London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
"Three-Month LIBOR Rate" means, with respect to any Interest Reset Date, the rate for deposits in U.S. dollars having a three-month maturity which appears on the Down Jones
Page 3750 (as defined below) as of 11:00 a.m., London time, on the Interest Determination Date immediately preceding such Interest Reset Date; provided, that if on any Interest
Determination Date the applicable London interbank offered rate for deposits in U.S. dollars having a three-month maturity does not appear on Dow Jones Page 3750, or if Dow Jones Page 3750 is not available, then the Three-Month LIBOR Rate will be determined on the basis of the rates at which deposits in U.S.
dollars are offered by four major banks in the London interbank market (which banks are to be selected by the Company and shall be reasonably acceptable to the Purchaser) at approximately
11:00 a.m., London time, on such Interest Determination Date to prime banks in the London interbank market for deposits in U.S.
dollars and having a three-month maturity and in a principal amount equal to at least $1,000,000 and in a principal amount that is representative for a single transaction in U.S. dollars in such market at such time. The Company will request the principal London office of each of such banks to provide a quotation of its rate for such deposits. If at least two such quotations are provided, the rate in respect of such Interest Determination Date will be the arithmetic mean of the quotations provided to the Company. If fewer than two such quotations are provided, the Three-Month LIBOR Rate in respect of such Interest Determination Date will be determined on the basis of the rates quoted by three major banks in the Borough of Manhattan, The
City of New York (which banks are to be selected by the Company and shall be reasonably acceptable to the Purchaser), at approximately 11:00 a.m., New York City time, on such Interest Determination Date for loans in U.S. dollars to leading European banks and having a three-month maturity and in a principal amount equal to an amount of at least $1,000,000 and in a principal amount that is representative for a single transaction in U.S. dollars in such market at such time. If at least two such quotations are provided, the rate in respect of such Interest Determination Date will be at the arithmetic mean of the quotations provided; provided, however, that if none of the banks selected as aforesaid by the Company are quoting as described in the immediately preceding sentence, the Interest
Rate will be the interest rate on the Notes in effect on such Interest Determination Date.
"Dow Jones Page 3750" means the display page designated as page 3750 on the Dow Jones Market Screen, formerly known as the Bridge Telerate, Inc. (or any successor service or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates).
The Interest Rate on the Notes will in no event be higher than the maximum rate permitted by the laws of the State of New
York, as the same may be modified by the laws of the United
States of general application.
At the request of the holder hereof, the Company will provide to such holder the Interest Rate then in effect for this Note, if available, and, if different, the Interest Rate to be in effect as a result of a determination made on the most recent
Interest Determination Date with respect to this Note.
Interest payments hereon will include the amount of interest accrued from and including the most recent Interest
Payment Date to which interest has been paid to but excluding the applicable Interest Payment Date.
Unless otherwise specified herein, all percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., [2.102545%] (or
[.02102545]) will be rounded upward to [2.10255]% (or
[.0210255])), and all U.S. dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).
Payments of principal of, interest on and any Make-Whole
Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of PNC
Bank, National Association, in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note
Agreement referred to below.
This Note is one of the Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 12, 2002 (as from time to time amended, the "Note
Purchase Agreement"), between American Water Capital Corp.,
American Water Works Company, Inc. and the Purchaser named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.1 of the Note Purchase
Agreement.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
This Note is a registered Note and, as provided in the Note
Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase
Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, in the amount (including any applicable Make-Whole
Amount) and with the effect provided in the Note Purchase
Agreement.
The Notes and the holders thereof are entitled to the benefits of a Support Agreement (as defined in the Note Purchase Agreement) between American Water Capital Corp. and American
Water Works Company, Inc.

[the remainder of this page has been left blank intentionally]



This Note and said Note Purchase Agreement are governed by and construed in accordance with the laws of New York.

AMERICAN WATER CAPITAL CORP.
By
	Its







FORM OF OPINION OF COUNSEL
FOR THE COMPANY AND AMERICAN WATER WORKS

The closing opinions of Simpson Thacher & Bartlett, counsel
for American Water Works and the Company, and W. Timothy Pohl, General Counsel and Secretary of American Water Works, that are called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of the Closing and addressed to the Purchaser, shall be reasonably satisfactory in scope and form to the Purchaser and shall be to the effect that:
1.	The Company has been duly incorporated and is
validly existing and in good standing as a corporation
under the laws of the State of Delaware, has full corporate power and authority to execute and perform the Note
Agreement and the Registration Rights Agreement and to
issue the Notes and has full corporate power and authority
to carry on its business as now conducted and is duly
qualified to do business as a foreign corporation and is in
good standing under the laws of each jurisdiction in which
its conduct requires such qualification except where the
failure to do so would not reasonably be expected to result
in a Material Adverse Effect.
2.	American Water Works has been duly incorporated and
is validly existing and in good standing as a corporation
under the laws of the State of Delaware, has full corporate power and authority to execute and perform the Note
Agreement, the Registration Rights Agreement and the
Support Agreement and has full corporate power and
authority to carry on its business as now conducted and is
duly qualified to do business as a foreign corporation and
is in good standing under the laws of each jurisdiction in
which its conduct requires such qualification except where
the failure to do so would not reasonably be expected to
result in a Material Adverse Effect.
3.	The Note Purchase Agreement has been duly
authorized, executed and delivered by each of American
Water Works and the Company, and assuming due
authorization, execution and delivery thereof by the
Purchaser, constitutes a valid and legally binding
obligation of American Water Works and the Company
enforceable in accordance with its terms, subject to the
effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general
equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
4.	The Registration Rights Agreement has been duly
authorized, executed and delivered by each of American
Water Works and the Company, and assuming due
authorization, execution and delivery thereof by the
Purchaser, constitutes a valid and legally binding
obligation of American Water Works and the Company
enforceable in accordance with its terms, subject to the
effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general
equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
5.	The Support Agreement has been duly authorized,
executed and delivered by each of American Water Works and
the Company and constitutes the legal, valid and binding contract of American Water Works and the Company enforceable in accordance with its terms, subject to the
effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general
equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
6.	The Notes have been duly authorized, executed and
issued by the Company and, upon payment and delivery in accordance with the Note Purchase Agreement, will constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent
conveyance, reorganization, moratorium and other similar
laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of
good faith and fair dealing.
7.	No consent, approval, authorization, order,
registration or qualification of or with any Federal or New
York governmental agency or body or any Delaware
governmental agency or body acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the Notes by the Company and the compliance by the
Company with all of the provisions of the Note Purchase Agreement, the Registration Rights Agreement and the
Support Agreement.
8.	No registration under the Securities Act of 1933, as
amended, of the Notes and no qualification of an indenture
under the Trust Indenture Act of 1939, as amended, is
required for the offer and sale of the Notes to the
Purchaser in the manner contemplated by the Note Purchase
Agreement.
9.	The issue and sale of the Notes by the Company and
the compliance by the Company with all of the provisions of
the Note Purchase Agreement and the Support Agreement will
not breach or result in a default under any indenture,
mortgage, deed of trust, loan agreement or other agreement
or instrument filed or incorporated by reference as an
exhibit to the Disclosure Documents, nor will such action violate the Certificate of Incorporation or By-laws of the Company or any Federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any Federal or New York statute or
the Delaware General Corporation Law or any order known to
us issued pursuant to any Federal or New York statute or
the Delaware General Corporation Law by any court or governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries or any of their
properties.
10.	The compliance by American Water Works with all
of the provisions of the Note Purchase Agreement and the
Support Agreement will not breach or result in a default
under any indenture, mortgage, deed of trust, loan
agreement or other agreement or instrument filed or
incorporated by reference as an exhibit to the Disclosure Documents, nor will such action violate the Certificate of Incorporation or By-laws of American Water Works or any
Federal or New York statute or the Delaware General
Corporation Law or any rule or regulation that has been
issued pursuant to any Federal or New York statute or the Delaware General Corporation Law or any order known to us issued pursuant to any Federal or New York statute or the Delaware General Corporation Law by any court or governmental agency or body or court having jurisdiction
over American Water Works or any of its subsidiaries or any
of their properties.
11.	Assuming the accuracy of the representations of
the Company and American Water Works set forth in the Note Purchase Agreement, neither the issuance of the Notes nor the application of the proceeds of the sale of the Notes
will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System.
12.	To the knowledge of such counsel, there are no
statutes or pending or threatened legal or governmental proceedings against or affecting American Water Works or the Company in any court or before any governmental
authority or arbitration board or tribunal that, if
adversely determined, would have a materially adverse
effect on the legality, validity or enforceability of
American Water Works obligations under the Support
Agreement or American Water Works' or the Company's
obligations under the Note Purchase Agreement or the Notes.
13.	American Water Works is not an "investment
company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended (the "Act"). The Company has received an order from the Securities and Exchange Commission exempting it from all provisions of the Act.
With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of American Water Works and the Company.





AMERICAN WATER CAPITAL CORP.

5.65% SENIOR NOTE DUE JUNE 12, 2007

No. 1	June 12, 2002
$40,000,000


For Value Received, the undersigned, American Water Capital
Corp. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to RWE Aktiengesellschaft or registered assigns, the principal sum of Forty Million Dollars on June 12, 2007 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.65% per annum from the date hereof, payable annually, on the 12th day of June of each year, commencing with June 12, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment
(including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole
Amount (as defined in the Note Purchase Agreement referred to below), payable annually as aforesaid (or, at the option of the registered holder hereof, on demand), at the Default Rate.
Payments of principal of, interest on and any Make-Whole
Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of PNC
Bank, National Association, in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note
Agreement referred to below.
This Note is one of the Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 12, 2002 (as from time to time amended, the "Note
Purchase Agreement"), among American Water Capital Corp.,
American Water Works Company, Inc. and the Purchaser named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.1 of the Note Purchase
Agreement.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
This Note is a registered Note and, as provided in the Note
Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase
Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, in the amount (including any applicable Make-Whole
Amount) and with the effect provided in the Note Purchase
Agreement.
The Notes and the holders thereof are entitled to the benefits of a Support Agreement (as defined in the Note Purchase Agreement) between American Water Capital Corp. and American
Water Works Company, Inc.

[the remainder of this page has been left blank intentionally]



This Note and said Note Purchase Agreement are governed by and construed in accordance with the laws of New York.

AMERICAN WATER CAPITAL CORP.
By:
	Name:
	Title:





EXECUTION COPY


American Water Capital Corp.
5.65% Senior Notes due June 12, 2007
Floating Rate Senior Notes due June 26, 2003
EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
	June 12, 2002
RWE Aktiengesellschaft
Opernplatz 1, 45128
Essen, Germany
Ladies and Gentlemen:
American Water Capital Corp., a Delaware
corporation (the "Company"), proposes to issue and sell to
RWE Aktiengesellschaft (the "Initial Purchaser"), upon the
terms and subject to the conditions set forth in the Note
Purchase Agreement dated as of June 12, 2002 (the "Purchase
Agreement"), among the Initial Purchaser, American Water
Works Company, Inc., a Delaware corporation ("American Water
Works") and the Company up to $170,000,000 aggregate
principal amount of its 5.65% Senior Notes due June 12, 2007
(the "Fixed Rate Notes") and $150,000,000 aggregate principal amount of its Floating Rate Senior Notes due June 26, 2003
(the "Floating Rate Notes" and together with the Fixed Rate
Notes, the "Notes").  Capitalized terms used but not defined herein shall have the meanings given to such terms in the
Purchase Agreement.
As an inducement to the Initial Purchaser to enter
into the Purchase Agreement and in satisfaction of a
condition to the obligations of the Initial Purchaser
thereunder, American Water Works and the Company agree with
the Initial Purchaser, for the benefit of the holders of the
Notes (including the Initial Purchaser of the Notes)
(collectively the "Holders") as follows:
Section 23.	REGISTERED EXCHANGE OFFER.  THE COMPANY SHALL, UPON
DEMAND BY ANY HOLDER OF FIXED RATE NOTES ON THE ONE HAND, OR BY ANY HOLDER
OF FLOATING RATE NOTES ON THE OTHER HAND, MADE AFTER TERMINATION OF THE
MERGER AGREEMENT PURSUANT TO ARTICLE VII THEREOF, (I) PREPARE AND, NOT
LATER THAN 60 DAYS AFTER SUCH DEMAND (THE "FILING DATE"), FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") A REGISTRATION
STATEMENT (THE "EXCHANGE OFFER REGISTRATION STATEMENT") ON AN APPROPRIATE
FORM UNDER THE SECURITIES ACT WITH RESPECT TO A PROPOSED OFFER TO THE HOLDERS (THE "REGISTERED EXCHANGE OFFER") TO ISSUE AND DELIVER TO SUCH HOLDERS (X)
OF FIXED RATE NOTES, IN EXCHANGE FOR THE FIXED RATE NOTES, A LIKE AGGREGATE PRINCIPAL AMOUNT OF DEBT SECURITIES OF THE COMPANY (THE "FIXED RATE EXCHANGE SECURITIES") OR (Y) OF FLOATING RATE NOTES, IN EXCHANGE FOR THE FLOATING
RATE NOTES, A LIKE AGGREGATE PRINCIPAL AMOUNT OF DEBT SECURITIES OF THE COMPANY (THE "FLOATING RATE EXCHANGE SECURITIES" AND TOGETHER WITH THE
FIXED RATE EXCHANGE SECURITIES, THE "EXCHANGE SECURITIES"), AS APPLICABLE,
IN EACH CASE THAT ARE IDENTICAL IN ALL MATERIAL RESPECTS TO THE NOTES, EXCEPT FOR ANY TRANSFER RESTRICTIONS RELATING TO THE NOTES, (II) USE ITS REASONABLE BEST EFFORTS TO CAUSE THE EXCHANGE OFFER REGISTRATION STATEMENT TO BECOME EFFECTIVE UNDER THE SECURITIES ACT NO LATER THAN 75 DAYS AFTER THE FILING
DATE AND THE REGISTERED EXCHANGE OFFER TO BE CONSUMMATED NO LATER THAN 105 DAYS AFTER THE FILING DATE AND (III) KEEP THE EXCHANGE OFFER REGISTRATION STATEMENT EFFECTIVE FOR NOT LESS THAN 30 DAYS (OR LONGER, IF REQUIRED BY APPLICABLE LAW) AFTER THE DATE ON WHICH NOTICE OF THE REGISTERED EXCHANGE OFFER IS MAILED TO THE HOLDERS (SUCH PERIOD BEING CALLED THE "EXCHANGE OFFER REGISTRATION PERIOD"). THE EXCHANGE SECURITIES WILL BE ISSUED UNDER AN INDENTURE BETWEEN THE COMPANY AND SUCH BANK OR TRUST COMPANY THAT IS REASONABLY SATISFACTORY TO THE INITIAL PURCHASER, AS TRUSTEE (THE "EXCHANGE SECURITIES TRUSTEE"), IN THE FORM OF THE INDENTURE FILED AS EXHIBIT 4(A) TO THE REGISTRATION STATEMENT ON FORM S-3 FILED BY AMERICAN WATER WORKS AND THE COMPANY WITH THE COMMISSION ON JANUARY 30, 2001 (WITH SUCH REVISIONS TO PROVIDE FOR FLOATING RATE EXCHANGE SECURITIES AS THE COMPANY AND THE INITIAL PURCHASER DEEM APPROPRIATE) AND SHALL CONTAIN THE SAME COVENANTS AND EVENTS
OF DEFAULT WITH THE RESPECT TO THE COMPANY AS SET FORTH IN THE PURCHASE AGREEMENT (THE "EXCHANGE SECURITIES INDENTURE").
Upon the effectiveness of the Exchange Offer
Registration Statement, the Company shall promptly commence
the Registered Exchange Offer, it being the objective of such
Registered Exchange Offer to enable each Holder electing to
exchange Fixed Rate Notes for Fixed Rate Exchange Securities or each Holder electing to exchange Floating Rate Notes for
Floating Rate Exchange Securities (assuming that such Holder
(a) is not an affiliate of the Company or an Exchanging
Dealer (as defined herein) not complying with the
requirements of the next sentence, (b) is not an Initial
Purchaser holding Notes that have, or that are reasonably
likely to have, the status of an unsold allotment in an
initial distribution, (c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of
the several states of the United States.  American Water
Works, the Company, the Initial Purchaser and each Exchanging
Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange
Notes, acquired for its own account as a result of market-
making activities or other trading activities, for Exchange
Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the
"Exchange Offer Procedures" section and the "Purpose of the
Exchange Offer" section and in Annex C hereto in the "Plan of
Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such
Exchanging Dealer pursuant to the Registered Exchange Offer.
If, prior to the consummation of the Registered
Exchange Offer, any Holder holds any Notes acquired by it
that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial
distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Company shall, upon the
request of any such Holder, simultaneously with the delivery of the applicable Exchange Securities in the Registered
Exchange Offer, issue and deliver to any such Holder, in
exchange for the Notes held by such Holder (the "Private
Exchange"), a like aggregate principal amount of debt
securities of the Company (the "Private Exchange Securities")
that are identical in all material respects to the Exchange
Securities, except for the transfer restrictions relating to such Private Exchange Securities.  The Private Exchange
Securities will be issued under the same indenture as the
applicable Exchange Securities, and the Company shall use its reasonable best efforts to cause the Private Exchange
Securities to bear the same CUSIP number as the applicable
Exchange Securities.
In connection with the Registered Exchange Offer,
the Company shall:
Section 23.1.	mail to each Holder a copy of the prospectus
forming part of the Exchange Offer Registration Statement,
together with an appropriate letter of transmittal and
related documents;
Section 23.2.	keep the Registered Exchange Offer open for
not less than 30 days (or longer, if required by applicable
law) after the date on which notice of the Registered
Exchange Offer is mailed to the Holders;
Section 23.3.	utilize the services of a depositary for the
Registered Exchange Offer with an address in the Borough of
Manhattan, The City of New York;
Section 23.4.	permit Holders to withdraw tendered Notes at
any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange
Offer shall remain open; and
Section 23.5.	otherwise comply in all respects with all
laws that are applicable to the Registered Exchange Offer.
As soon as practicable after the close of the
Registered Exchange Offer and any Private Exchange, as the
case may be, the Company shall:
(a)	accept for exchange all Notes tendered and
not validly withdrawn pursuant to the Registered
Exchange Offer and the Private Exchange;
Section 23.6.	deliver to the applicable Exchange
Securities Trustee for cancellation all Securities so
accepted for exchange; and
Section 23.7.	cause the applicable Exchange Securities
Trustee, promptly to authenticate and deliver to each Holder,
Exchange Securities or Private Exchange Securities, as the
case may be, equal in principal amount to the Notes of such
Holder so accepted for exchange.
The Company shall use its reasonable best efforts
to keep the Exchange Offer Registration Statement effective
and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the
Securities Act for such period of time as such persons must
comply with such requirements in order to resell the Exchange
Securities; provided that (i) in the case where such
prospectus and any amendment or supplement thereto must be
delivered by an Exchanging Dealer, such period shall be the
lesser of 180 days and the date on which all Exchanging
Dealers have sold all Exchange Securities held by them and
(ii) the Company or American Water Works, as applicable,
shall make such prospectus and any amendment or supplement
thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of
not less than 90 days after the consummation of the
Registered Exchange Offer.
The Exchange Securities Indenture shall provide
that the Exchange Securities and the Private Exchange
Securities of each series shall vote and consent together on all matters as one class and that none of the Exchange
Securities or the Private Exchange Securities of a single
series will have the right to vote or consent as a separate
class on any matter.
Interest on each Exchange Security and Private
Exchange Security issued pursuant to the Registered Exchange
Offer and in the Private Exchange will accrue from the last
interest payment date on which interest was paid on the
applicable Notes surrendered in exchange therefor or, if no
interest has been paid on such Notes, from the date of
original issuance of such Notes (each an "Issue Date").
Each Holder participating in the Registered
Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered
Exchange Offer (i) any Exchange Securities received by such
Holder will be acquired in the ordinary course of business,
(ii) such Holder will have no arrangements or understanding
with any person to participate in the distribution of the
Securities or the Exchange Securities within the meaning of
the Securities Act and (iii) such Holder is not an affiliate of the Company or, if it is such an affiliate, such Holder
will comply with the registration and prospectus delivery
requirements of the Securities Act to the extent applicable.
Each Holder participating in the Registered Exchange Offer
shall furthermore make all representations as may be
necessary under the applicable rules, regulations or
interpretations of the Commission to render use of Form S-4
or another appropriate form under the Securities Act
available.
Notwithstanding any other provisions hereof, the
Company will ensure that (i) any Exchange Offer Registration
Statement and any amendment thereto and any prospectus
forming part thereof and any supplement thereto complies in
all material respects with the Securities Act and the rules
and regulations of the Commission thereunder, (ii) any
Exchange Offer Registration Statement and any amendment
thereto does not, when it becomes effective, contain an
untrue statement of a material fact or omit to state a
material fact required to be stated therein or necessary to
make the statements therein not misleading and (iii) any
prospectus forming part of any Exchange Offer Registration
Statement, and any supplement to such prospectus, does not,
as of the consummation of the Registered Exchange Offer,
include an untrue statement of a material fact or omit to
state a material fact necessary in order to make the
statements therein, in the light of the circumstances under
which they were made, not misleading.
Section 24.	SHELF REGISTRATION.  IF (I) BECAUSE OF ANY CHANGE IN LAW
OR APPLICABLE INTERPRETATIONS THEREOF BY THE COMMISSION'S STAFF, THE COMPANY IS NOT PERMITTED TO EFFECT THE REGISTERED EXCHANGE OFFER AS CONTEMPLATED BY
SECTION 1 HEREOF, OR (II) ANY NOTES VALIDLY TENDERED PURSUANT TO THE REGISTERED EXCHANGE OFFER ARE NOT EXCHANGED FOR EXCHANGE SECURITIES WITHIN
105 DAYS AFTER THE FILING DATE, OR (III) THE INITIAL PURCHASER SO REQUESTS WITH RESPECT TO NOTES OR PRIVATE EXCHANGE SECURITIES NOT ELIGIBLE TO BE EXCHANGED FOR EXCHANGE SECURITIES IN THE REGISTERED EXCHANGE OFFER AND HELD
BY IT FOLLOWING THE CONSUMMATION OF THE REGISTERED EXCHANGE OFFER, OR (IV)
ANY APPLICABLE LAW OR INTERPRETATIONS DO NOT PERMIT ANY HOLDER TO PARTICIPATE IN THE REGISTERED EXCHANGE OFFER, OR (V) ANY HOLDER THAT PARTICIPATES IN
THE REGISTERED EXCHANGE OFFER DOES NOT RECEIVE FREELY TRANSFERABLE EXCHANGE SECURITIES IN EXCHANGE FOR TENDERED NOTES, OR (VI) THE COMPANY SO ELECTS,
THEN THE FOLLOWING PROVISIONS SHALL APPLY:
Section 24.1.	If the Company is required by Section 2(b)
hereof to file a shelf registration statement and the
Registered Exchange Offer has not been consummated, the
Company shall, as promptly as practicable (but in no event
less than 15 days prior to filing such shelf registration)
issue and deliver to any Holder, in exchange for the Notes
held by such Holder, a like aggregate principal amount of
debt securities (the "Alternate Private Exchange Securities")
of the Company in a private exchange offer that complies with the requirements for a Private Exchange pursuant to Section 1 of this Agreement.  For purposes of this Agreement, "Private
Exchange Securities" shall include any Alternate Private
Exchange Securities.  Such Alternate Private Exchange
Securities shall be issued under the same indenture as the
Exchange Securities would have been issued under had the
Exchange Offer been consummated, and the Company will cause
the Alternate Private Exchange Securities to bear the same
CUSIP number as the applicable Exchange Securities.
Section 24.2.	The Company shall use its reasonable best
efforts to file as promptly as practicable (but in no event
more than 45 days after so required or requested pursuant to this Section 2) with the Commission, and thereafter shall use its reasonable best efforts to cause to be declared
effective, a shelf registration statement on an appropriate
form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by
the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration
statement (hereafter, a "Shelf Registration Statement" and,
together with any Exchange Offer Registration Statement, a
"Registration Statement").
Section 24.3.	The Company shall use its reasonable best
efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part
thereof to be used by Holders of Transfer Restricted
Securities for a period ending on the earlier of (i) two
years from the applicable Issue Date or such shorter period
that will terminate when all the Transfer Restricted
Securities covered by the Shelf Registration Statement have
been sold pursuant thereto and (ii) the date on which the
Securities become eligible for resale without volume
restrictions pursuant to Rule 144 under the Securities Act
(in any such case, such period being called the "Shelf
Registration Period").  The Company shall be deemed not to
have used its reasonable best efforts to keep the Shelf
Registration Statement effective during the requisite period if it voluntarily takes any action that would result in
Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted
Securities during that period, unless such action is required by applicable law.
Section 24.4.	Notwithstanding any other provisions hereof,
the Company will ensure that (i) any Shelf Registration
Statement and any amendment thereto and any prospectus
forming part thereof and any supplement thereto complies in
all material respects with the Securities Act and the rules
and regulations of the Commission thereunder, (ii) any Shelf
Registration Statement and any amendment thereto (in either
case, other than with respect to information included therein in reliance upon or in conformity with written information
furnished to the Company by or on behalf of any Holder
specifically for use therein (the "Holders' Information"))
does not contain an untrue statement of a material fact or
omit to state a material fact required to be stated therein
or necessary to make the statements therein not misleading
and (iii) any prospectus forming part of any Shelf
Registration Statement, and any supplement to such prospectus
(in either case, other than with respect to Holders'
Information), does not include an untrue statement of a
material fact or omit to state a material fact necessary in
order to make the statements therein, in the light of the
circumstances under which they were made, not misleading.
Section 25.	INCREASE IN INTEREST RATE.  (a)  THE PARTIES HERETO
AGREE THAT THE HOLDERS OF TRANSFER RESTRICTED SECURITIES WILL SUFFER DAMAGES IF THE COMPANY FAILS TO FULFILL ITS OBLIGATIONS UNDER SECTION 1 OR SECTION
2, AS APPLICABLE, AND THAT IT WOULD NOT BE FEASIBLE TO ASCERTAIN THE EXTENT
OF SUCH DAMAGES.  ACCORDINGLY, IF (I) THE APPLICABLE REGISTRATION STATEMENT
IS NOT FILED WITH THE COMMISSION ON OR PRIOR TO THE FILING DATE, (II) THE EXCHANGE OFFER REGISTRATION STATEMENT OR THE SHELF REGISTRATION STATEMENT,
AS THE CASE MAY BE, IS NOT DECLARED EFFECTIVE WITHIN 75 DAYS AFTER THE
FILING DATE (OR IN THE CASE OF A SHELF REGISTRATION STATEMENT REQUIRED TO BE FILED IN RESPONSE TO A CHANGE IN LAW OR THE APPLICABLE INTERPRETATIONS OF COMMISSION'S STAFF, IF LATER, WITHIN 60 DAYS AFTER PUBLICATION OF THE
CHANGE IN LAW OR INTERPRETATION), (III) THE REGISTERED EXCHANGE OFFER IS
NOT CONSUMMATED ON OR PRIOR TO 105 DAYS AFTER THE FILING DATE, OR (IV) THE SHELF REGISTRATION STATEMENT IS FILED AND DECLARED EFFECTIVE WITHIN 75 DAYS AFTER THE FILING DATE (OR IN THE CASE OF A SHELF REGISTRATION STATEMENT REQUIRED TO BE FILED IN RESPONSE TO A CHANGE IN LAW OR THE APPLICABLE INTERPRETATIONS OF COMMISSION'S STAFF, IF LATER, WITHIN 60 DAYS AFTER PUBLICATION OF THE CHANGE IN LAW OR INTERPRETATION) BUT SHALL THEREAFTER
CEASE TO BE EFFECTIVE (AT ANY TIME THAT THE COMPANY IS OBLIGATED TO MAINTAIN THE EFFECTIVENESS THEREOF) WITHOUT BEING SUCCEEDED WITHIN 45 DAYS BY AN ADDITIONAL REGISTRATION STATEMENT FILED AND DECLARED EFFECTIVE (EACH SUCH EVENT REFERRED TO IN CLAUSES (I) THROUGH (IV), A "REGISTRATION DEFAULT"),
THE COMPANY WILL BE OBLIGATED TO PAY ADDITIONAL INTEREST IN CASH ON EACH INTEREST PAYMENT DATE IN AN AMOUNT EQUAL TO ONE-QUARTER OF ONE PERCENT
(0.25%) PER ANNUM ON THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE
SERIES OF NOTES SUBJECT TO SUCH REGISTRATION DEFAULT WITH RESPECT TO THE
FIRST 90 DAYS FOLLOWING SUCH REGISTRATION DEFAULT. THE AMOUNT OF SUCH ADDITIONAL INTEREST WILL INCREASE BY AN ADDITIONAL ONE-QUARTER OF ONE PERCENT (0.25%) PER ANNUM FOR EACH SUBSEQUENT 90-DAY PERIOD UNTIL SUCH
REGISTRATION DEFAULT HAS BEEN CURED, UP TO A MAXIMUM OF ONE PERCENT (1.0%)
PER ANNUM. SUCH ADDITIONAL INTEREST SHALL CEASE TO ACCRUE WHEN (I) THE APPLICABLE REGISTRATION STATEMENT IS FILED, (II) THE EXCHANGE OFFER REGISTRATION STATEMENT IS DECLARED EFFECTIVE AND THE REGISTERED EXCHANGE
OFFER IS CONSUMMATED, (III) THE SHELF REGISTRATION STATEMENT IS DECLARED EFFECTIVE OR (IV) THE SHELF REGISTRATION STATEMENT AGAIN BECOMES EFFECTIVE,
AS THE CASE MAY BE.  AS USED HEREIN, THE TERM "TRANSFER RESTRICTED
SECURITIES" MEANS (I) EACH NOTE UNTIL THE DATE ON WHICH SUCH NOTE HAS BEEN EXCHANGED FOR A FREELY TRANSFERABLE EXCHANGE SECURITY IN THE REGISTERED EXCHANGE OFFER, (II) EACH NOTE OR PRIVATE EXCHANGE SECURITY UNTIL THE DATE
ON WHICH IT HAS BEEN EFFECTIVELY REGISTERED UNDER THE SECURITIES ACT AND DISPOSED OF IN ACCORDANCE WITH THE SHELF REGISTRATION STATEMENT OR (III)
EACH NOTE OR PRIVATE EXCHANGE SECURITY UNTIL THE DATE ON WHICH IT IS DISTRIBUTED TO THE PUBLIC PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR
IS SALEABLE PURSUANT TO RULE 144(K) UNDER THE SECURITIES ACT.
NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 3(A), THE COMPANY SHALL NOT BE REQUIRED TO PAY ADDITIONAL INTEREST TO A HOLDER OF TRANSFER RESTRICTED SECURITIES IF SUCH HOLDER FAILED TO COMPLY WITH ITS OBLIGATIONS TO MAKE THE REPRESENTATIONS SET FORTH IN THE SECOND TO LAST PARAGRAPH OF SECTION 1 OR FAILED TO PROVIDE THE INFORMATION REQUIRED TO BE PROVIDED BY IT, IF
ANY, PURSUANT TO SECTION 4(N).
(a)	The Company may, by notice to the Holders in
accordance with Section 10(b) hereof, suspend the
availability of the Shelf Registration Statement pending
the announcement by the Company of a material corporate
transaction or as otherwise required by applicable
securities laws without paying additional interest
pursuant to Section 3(a) above.  In the event that the
Shelf Registration Statement is suspended pursuant to
the immediately preceding sentence for more than 60 days
in the aggregate in any consecutive twelve-month period
(a "Registration Suspension Default"), the Company shall
be required to pay additional interest pursuant to
Section 3(a) until such Registration Suspension Default
has been cured.  The accrual of such additional interest
will cease when such Registration Suspension Default has
been cured.
(b)	The Company shall pay the additional interest
due on the Transfer Restricted Securities to the
Holders, prior to 10:00 a.m., New York City time, on the
next interest payment date specified by the applicable
Notes.  The additional interest due shall be payable on
each interest payment date specified by the Notes to the
record holder entitled to receive the interest payment
to be made on such date.  Each obligation to pay
additional interest shall be deemed to accrue from and
including the date of the applicable Registration
Default.
(c)	The parties hereto agree that the additional
interest provided for in this Section 3 constitute a
reasonable estimate of and are intended to constitute
the sole damages that will be suffered by Holders of
Transfer Restricted Securities by reason of the failure
of (i) the Shelf Registration Statement or the Exchange
Offer Registration Statement to be filed, (ii) the Shelf
Registration Statement to remain effective or (iii) the
Exchange Offer Registration Statement to be declared
effective and the Registered Exchange Offer to be
consummated, in each case to the extent required by this
Agreement.
Section 26.	REGISTRATION PROCEDURES.  IN CONNECTION WITH ANY
REGISTRATION STATEMENT, THE FOLLOWING PROVISIONS SHALL APPLY:
Section 26.1.	The Company shall (i) furnish to the Initial
Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included
therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission,
such comments as any Initial Purchaser may reasonably
propose; (ii) include the information set forth in Annex A
hereto on the cover, in Annex B hereto in the "Exchange Offer
Procedures" section and the "Purpose of the Exchange Offer"
section and in Annex C hereto in the "Plan of Distribution"
section of the prospectus forming a part of the Exchange
Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal
delivered pursuant to the Registered Exchange Offer; and
(iii) if requested by any Initial Purchaser, include the
information required by Items 507 or 508 of Regulation S-K
under the Securities Act, as applicable, in the prospectus
forming a part of the Exchange Offer Registration Statement.
Section 26.2.	The Company shall advise the Initial
Purchaser, each Exchanging Dealer and the Holders (if
applicable) and, if requested by any such person, confirm
such advice in writing (which advice pursuant to clauses
(ii)-(v) hereof shall be accompanied by an instruction to
suspend the use of the prospectus until the requisite changes have been made):
(i)	when any Registration Statement and any
amendment thereto has been filed with the
Commission and when such Registration Statement or
any post-effective amendment thereto has become
effective;
(ii)	of any request by the Commission for
amendments or supplements to any Registration
Statement or the prospectus included therein or for
additional information;
(iii)	of the issuance by the Commission or
any other governmental agency or court of any stop
order suspending the effectiveness of any
Registration Statement or the initiation of any
proceedings for that purpose;
(iv)	of the suspension of availability of the
Shelf Registration Statement pursuant to Section
3(b) hereof;
(v)	of the receipt by the Company of any
notification with respect to the suspension of the
qualification of the Notes, the Exchange Securities
or the Private Exchange Securities for sale in any
jurisdiction or the initiation or threatening of
any proceeding for such purpose; and
(vi)	of the happening of any event that
requires the making of any changes in any
Registration Statement or the prospectus included
therein in order that the statements therein are
not misleading and do not omit to state a material
fact required to be stated therein or necessary to
make the statements therein not misleading.
Section 26.3.	The Company will use its reasonable best
efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as
practicable.
Section 26.4.	The Company will furnish to each Holder of
Transfer Restricted Securities included within the coverage
of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and
any post-effective amendment thereto, including financial
statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any,
incorporated by reference).
Section 26.5.	The Company will, during the Shelf
Registration Period, promptly deliver to each Holder of
Transfer Restricted Securities included within the coverage
of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary
prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may
reasonably request; and the Company consents to the use of
such prospectus or any amendment or supplement thereto by
each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer
Restricted Securities covered by such prospectus or any
amendment or supplement thereto.
Section 26.6.	The Company will furnish to the Initial
Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-
effective amendment thereto, including financial statements
and schedules and, if the Initial Purchaser or Exchanging
Dealer or any such Holder so requests in writing, all
exhibits thereto (including those, if any, incorporated by
reference).
Section 26.7.	The Company will, during the Exchange Offer
Registration Period or the Shelf Registration Period, as
applicable, promptly deliver to the Initial Purchaser, each
Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus
included in the Exchange Offer Registration Statement or the
Shelf Registration Statement and any amendment or supplement thereto as the Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and American Water Works and the Company consent to the use of such prospectus or any
amendment or supplement thereto by any the Initial Purchaser,
Exchanging Dealer or other persons, as applicable, as
aforesaid.
Section 26.8.	Prior to the effective date of any
Registration Statement, the Company will use its reasonable
best efforts to register or qualify, or cooperate with the
Holders of Notes, Exchange Securities or Private Exchange
Securities included therein and its respective counsel in
connection with the registration or qualification of, such
Notes, Exchange Securities or Private Exchange Securities for
offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in
writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Notes, Exchange Securities or Private Exchange
Securities covered by such Registration Statement; provided
that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so
qualified or to take any action which would subject it to
general service of process or to taxation in any such
jurisdiction where it is not then so subject.
Section 26.9.	The Company will cooperate with the Holders
of Notes, Exchange Securities or Private Exchange Securities
to facilitate the timely preparation and delivery of
certificates representing Notes, Exchange Securities or
Private Exchange Securities to be sold pursuant to any
Registration Statement free of any restrictive legends and in such denominations (consistent with the Indentures) and
registered in such names as the Holders thereof may request
in writing prior to sales of Notes, Exchange Securities or
Private Exchange Securities pursuant to such Registration
Statement.
Section 26.10.	If any event contemplated by Section
4(b)(ii) through (v) occurs during the period for which the
Company is required to maintain an effective Registration
Statement, the Company will promptly prepare and file with
the Commission a post-effective amendment to the Registration
Statement or a supplement to the related prospectus or file
any other required document so that, as thereafter delivered to purchasers of the Notes, Exchange Securities or Private
Exchange Securities from a Holder, the prospectus will not
include an untrue statement of a material fact or omit to
state a material fact necessary in order to make the
statements therein, in the light of the circumstances under
which they were made, not misleading.
Section 26.11.	Not later than the effective date of the
applicable Registration Statement, the Company will provide a
CUSIP number for the Notes, the Exchange Securities and the
Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the
Notes, the Exchange Securities or the Private Exchange
Securities, as the case may be, in a form eligible for
deposit with The Depository Trust Company.
Section 26.12.	The Company will comply with all
applicable rules and regulations of the Commission and will
make generally available to its security holders as soon as
practicable after the effective date of the applicable
Registration Statement an earning statement satisfying the
provisions of Section 11(a) of the Securities Act; provided
that in no event shall such earning statement be delivered
later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the
first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration
Statement, which statement shall cover such 12-month period.
Section 26.13.	The Company will cause each of the
Exchange Securities Indentures to be qualified under the
Trust Indenture Act as required by applicable law in a timely manner.
Section 26.14.	The Company may require each Holder of
Transfer Restricted Securities to be registered pursuant to
any Shelf Registration Statement to furnish to the Company
such information concerning the Holder and the distribution
of such Transfer Restricted Securities as the Company may
from time to time reasonably require for inclusion in such
Shelf Registration Statement, and American Water Works and
the Company may exclude from such registration the Transfer
Restricted Securities of any Holder that fails to furnish
such information within a reasonable time after receiving
such request.  No such Holder shall be entitled to liquidated damages unless and until such Holder shall have used its
reasonable best efforts to provide all such information.
Section 26.15.	In the case of a Shelf Registration
Statement, each Holder of Transfer Restricted Securities to
be registered pursuant thereto agrees by acquisition of such
Transfer Restricted Securities that, upon receipt of any
notice from the Company pursuant to Section 4(b)(ii) through
(v), such Holder will discontinue disposition of such
Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed.  If the Company shall give any notice under Section
4(b)(ii) through (v) during the period that the Company is
required to maintain an effective Registration Statement (the
"Effectiveness Period"), such Effectiveness Period shall be
extended by the number of days during such period from and
including the date of the giving of such notice to and
including the date when each seller of Transfer Restricted
Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended
prospectus contemplated by Section 4(j) (if an amended or
supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).
Section 26.16.	In the case of a Shelf Registration
Statement, the Company shall enter into such customary
agreements (including, if requested, an underwriting
agreement in customary form on no more than one occasion) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Notes, Exchange
Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in
order to facilitate any disposition of Notes, Exchange
Securities or Private Exchange Securities pursuant to such
Shelf Registration Statement.
Section 26.17.	In the case of a Shelf Registration
Statement, the Company shall (i) make reasonably available
for inspection by a representative of, and Special Counsel
(as defined below) acting for, Holders of a majority in
aggregate principal amount of the Notes, Exchange Securities and Private Exchange Securities being sold and any
underwriter participating in any disposition of Notes,
Exchange Securities or Private Exchange Securities pursuant
to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and
properties of the Company and its subsidiaries and (ii) use
its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant
information reasonably requested by such representative,
Special Counsel or any such underwriter (an "Inspector") in
connection with such Shelf Registration Statement.
Section 26.18.	In the case of a Shelf Registration
Statement, the Company shall, if requested by Holders of a
majority in aggregate principal amount of the Notes, Exchange
Securities and Private Exchange Securities being sold, their
Special Counsel or the managing underwriters (if any) in
connection with such Shelf Registration Statement, use its
reasonable best efforts to cause (i) its counsel to deliver
an opinion relating to the Shelf Registration Statement and
the Notes, Exchange Securities or Private Exchange
Securities, as applicable, in customary form, (ii) its
officers to execute and deliver all customary documents and
certificates reasonably requested by Holders of a majority in aggregate principal amount of the Notes, Exchange Securities and Private Exchange Securities being sold, its Special
Counsel or the managing underwriters (if any) and (iii) its
independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by
Statement of Auditing Standards No. 72.
Section 27.	REGISTRATION EXPENSES.  THE COMPANY WILL BEAR ALL
EXPENSES INCURRED IN CONNECTION WITH THE PERFORMANCE OF ITS OBLIGATIONS UNDER SECTIONS 1, 2, 3 AND 4 AND THE COMPANY WILL REIMBURSE THE INITIAL
PURCHASER AND THE HOLDERS FOR THE REASONABLE FEES AND DISBURSEMENTS OF ONE FIRM OF ATTORNEYS (IN ADDITION TO ANY LOCAL COUNSEL) DESIGNATED IN WRITING BY THE HOLDERS OF A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE NOTES, THE EXCHANGE SECURITIES AND THE PRIVATE EXCHANGE SECURITIES TO BE SOLD PURSUANT
TO EACH REGISTRATION STATEMENT (THE "SPECIAL COUNSEL") ACTING FOR THE
INITIAL PURCHASER OR HOLDERS IN CONNECTION THEREWITH.
Section 28.	INDEMNIFICATION.  (b)  IN THE EVENT OF A SHELF
REGISTRATION STATEMENT OR IN CONNECTION WITH ANY PROSPECTUS DELIVERY PURSUANT TO AN EXCHANGE OFFER REGISTRATION STATEMENT BY THE INITIAL PURCHASER OR EXCHANGING DEALER, AS APPLICABLE, THE COMPANY SHALL INDEMNIFY AND HOLD HARMLESS EACH HOLDER (INCLUDING, WITHOUT LIMITATION, THE INITIAL PURCHASER
OR ANY SUCH EXCHANGING DEALER), ITS AFFILIATES, THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES AND AGENTS, AND EACH PERSON, IF ANY,
WHO CONTROLS SUCH HOLDER WITHIN THE MEANING OF THE SECURITIES ACT OR THE EXCHANGE ACT (COLLECTIVELY REFERRED TO FOR PURPOSES OF THIS SECTION 6 AND
SECTION 7 AS A HOLDER) FROM AND AGAINST ANY LOSS, CLAIM, DAMAGE OR
LIABILITY, JOINT OR SEVERAL, OR ANY ACTION IN RESPECT THEREOF (INCLUDING, WITHOUT LIMITATION, ANY LOSS, CLAIM, DAMAGE, LIABILITY OR ACTION RELATING TO PURCHASES AND SALES OF NOTES, EXCHANGE SECURITIES OR PRIVATE EXCHANGE SECURITIES), TO WHICH THAT HOLDER MAY BECOME SUBJECT, WHETHER COMMENCED OR THREATENED, UNDER THE SECURITIES ACT, THE EXCHANGE ACT, ANY OTHER FEDERAL
OR STATE STATUTORY LAW OR REGULATION, AT COMMON LAW OR OTHERWISE, INSOFAR AS SUCH LOSS, CLAIM, DAMAGE, LIABILITY OR ACTION ARISES OUT OF, OR IS BASED
UPON, (I) ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL
FACT CONTAINED IN ANY SUCH REGISTRATION STATEMENT OR ANY PROSPECTUS FORMING PART THEREOF OR IN ANY AMENDMENT OR SUPPLEMENT THERETO OR (II) THE OMISSION
OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY IN ORDER TO MAKE THE STATEMENTS THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, AND SHALL REIMBURSE EACH HOLDER PROMPTLY UPON DEMAND FOR ANY LEGAL OR OTHER EXPENSES REASONABLY INCURRED BY THAT HOLDER IN CONNECTION WITH INVESTIGATING OR DEFENDING OR PREPARING TO DEFEND AGAINST OR APPEARING AS A THIRD PARTY WITNESS IN CONNECTION WITH ANY SUCH LOSS, CLAIM, DAMAGE, LIABILITY OR ACTION AS SUCH EXPENSES ARE INCURRED; PROVIDED, HOWEVER, THAT THE COMPANY SHALL NOT BE
LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH LOSS, CLAIM, DAMAGE, LIABILITY OR ACTION ARISES OUT OF, OR IS BASED UPON, AN UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT IN OR OMISSION OR ALLEGED OMISSION FROM ANY OF SUCH DOCUMENTS IN RELIANCE UPON AND IN CONFORMITY WITH ANY HOLDERS' INFORMATION; AND PROVIDED, FURTHER, THAT WITH RESPECT TO ANY SUCH UNTRUE STATEMENT IN OR OMISSION FROM ANY RELATED PRELIMINARY PROSPECTUS, THE INDEMNITY AGREEMENT CONTAINED IN THIS SECTION 6(A) SHALL NOT INURE TO THE BENEFIT OF ANY HOLDER FROM WHOM THE PERSON ASSERTING ANY SUCH LOSS, CLAIM, DAMAGE, LIABILITY OR ACTION RECEIVED NOTES, EXCHANGE SECURITIES OR PRIVATE EXCHANGE SECURITIES TO THE EXTENT THAT SUCH LOSS, CLAIM, DAMAGE, LIABILITY OR ACTION OF OR WITH RESPECT TO SUCH HOLDER RESULTS FROM THE FACT THAT BOTH (A) A COPY OF THE
FINAL PROSPECTUS WAS NOT SENT OR GIVEN TO SUCH PERSON AT OR PRIOR TO THE WRITTEN CONFIRMATION OF THE SALE OF SUCH NOTES, EXCHANGE SECURITIES OR
PRIVATE EXCHANGE SECURITIES TO SUCH PERSON AND (B) THE UNTRUE STATEMENT IN
OR OMISSION FROM THE RELATED PRELIMINARY PROSPECTUS WAS CORRECTED IN THE FINAL PROSPECTUS UNLESS, IN EITHER CASE, SUCH FAILURE TO DELIVER THE FINAL PROSPECTUS WAS A RESULT OF NON-COMPLIANCE BY THE COMPANY WITH SECTION 4(D), 4(E), 4(F) OR 4(G).
(a)	In the event of a Shelf Registration
Statement, each Holder shall indemnify and hold harmless
the Company, its affiliates, their respective officers,
directors, employees, representatives and agents, and
each person, if any, who controls the Company within the
meaning of the Securities Act or the Exchange Act
(collectively referred to for purposes of this Section
6(b) and Section 7 as the Company), from and against any
loss, claim, damage or liability, joint or several, or
any action in respect thereof, to which the Company may
become subject, whether commenced or threatened, under
the Securities Act, the Exchange Act, any other federal
or state statutory law or regulation, at common law or
otherwise, insofar as such loss, claim, damage,
liability or action arises out of, or is based upon, (i)
any untrue statement or alleged untrue statement of a
material fact contained in any such Registration
Statement or any prospectus forming part thereof or in
any amendment or supplement thereto or (ii) the omission
or alleged omission to state therein a material fact
required to be stated therein or necessary in order to
make the statements therein, in the light of the
circumstances under which they were made, not
misleading, but in each case only to the extent that the
untrue statement or alleged untrue statement or omission
or alleged omission was made in reliance upon and in
conformity with any Holders' Information furnished to
the Company by such Holder, and shall reimburse the
Company for any legal or other expenses reasonably
incurred by the Company in connection with investigating
or defending or preparing to defend against or appearing
as a third party witness in connection with any such
loss, claim, damage, liability or action as such
expenses are incurred; provided, however, that no such
Holder shall be liable for any indemnity claims
hereunder in excess of the amount of net proceeds
received by such Holder from the sale of Notes, Exchange
Securities or Private Exchange Securities pursuant to
such Shelf Registration Statement.
(b)	Promptly after receipt by an indemnified party
under this Section 6 of notice of any claim or the
commencement of any action, the indemnified party shall,
if a claim in respect thereof is to be made against the
indemnifying party pursuant to Section 6(a) or 6(b),
notify the indemnifying party in writing of the claim or
the commencement of that action; provided, however, that
the failure to notify the indemnifying party shall not
relieve it from any liability which it may have under
this Section 6 except to the extent that it has been
materially prejudiced (through the forfeiture of
substantive rights or defenses) by such failure; and
provided, further, that the failure to notify the
indemnifying party shall not relieve it from any
liability which it may have to an indemnified party
otherwise than under this Section 6.  If any such claim
or action shall be brought against an indemnified party,
and it shall notify the indemnifying party thereof, the
indemnifying party shall be entitled to participate
therein and, to the extent that it wishes, jointly with
any other similarly notified indemnifying party, to
assume the defense thereof with counsel reasonably
satisfactory to the indemnified party.  After notice
from the indemnifying party to the indemnified party of
its election to assume the defense of such claim or
action, the indemnifying party shall not be liable to
the indemnified party under this Section 6 for any legal
or other expenses subsequently incurred by the
indemnified party in connection with the defense thereof
other than the reasonable costs of investigation;
provided, however, that an indemnified party shall have
the right to employ its own counsel in any such action,
but the fees, expenses and other charges of such counsel
for the indemnified party will be at the expense of such
indemnified party unless (1) the employment of counsel
by the indemnified party has been authorized in writing
by the indemnifying party, (2) the indemnified party has
reasonably concluded (based upon advice of counsel to
the indemnified party) that there may be legal defenses
available to it or other indemnified parties that are
different from or in addition to those available to the
indemnifying party, (3) a conflict or potential conflict
exists (based upon advice of counsel to the indemnified
party) between the indemnified party and the
indemnifying party (in which case the indemnifying party
will not have the right to direct the defense of such
action on behalf of the indemnified party) or (4) the
indemnifying party has not in fact employed counsel
reasonably satisfactory to the indemnified party to
assume the defense of such action within a reasonable
time after receiving notice of the commencement of the
action, in each of which cases the reasonable fees,
disbursements and other charges of counsel will be at
the expense of the indemnifying party or parties.  It is
understood that the indemnifying party or parties shall
not, in connection with any proceeding or related
proceedings in the same jurisdiction, be liable for the
reasonable fees, disbursements and other charges of more
than one separate firm of attorneys (in addition to any
local counsel) at any one time for all such indemnified
party or parties.  Each indemnified party, as a
condition of the indemnity agreements contained in
Sections 6(a) and 6(b), shall use all reasonable efforts
to cooperate with the indemnifying party in the defense
of any such action or claim.  No indemnifying party
shall be liable for any settlement of any such action
effected without its written consent (which consent
shall not be unreasonably withheld), but if settled with
its written consent or if there be a final judgment for
the plaintiff in any such action, the indemnifying party
agrees to indemnify and hold harmless any indemnified
party from and against any loss or liability by reason
of such settlement or judgment.  No indemnifying party
shall, without the prior written consent of the
indemnified party (which consent shall not be
unreasonably withheld), effect any settlement of any
pending or threatened proceeding in respect of which any
indemnified party is or could have been a party and
indemnity could have been sought hereunder by such
indemnified party, unless such settlement includes an
unconditional release of such indemnified party from all
liability on claims that are the subject matter of such
proceeding.
Section 29.	CONTRIBUTION.  IF THE INDEMNIFICATION PROVIDED FOR IN
SECTION 6 IS UNAVAILABLE OR INSUFFICIENT TO HOLD HARMLESS AN INDEMNIFIED
PARTY UNDER SECTION 6(A) OR 6(B), THEN EACH INDEMNIFYING PARTY SHALL, IN
LIEU OF INDEMNIFYING SUCH INDEMNIFIED PARTY, CONTRIBUTE TO THE AMOUNT PAID OR PAYABLE BY SUCH INDEMNIFIED PARTY AS A RESULT OF SUCH LOSS, CLAIM, DAMAGE OR LIABILITY, OR ACTION IN RESPECT THEREOF, (I) IN SUCH PROPORTION AS SHALL BE APPROPRIATE TO REFLECT THE RELATIVE BENEFITS RECEIVED BY THE COMPANY FROM THE OFFERING AND SALE OF THE NOTES, ON THE ONE HAND, AND BY A HOLDER FROM RECEIVING NOTES, EXCHANGE SECURITIES OR PRIVATE EXCHANGE SECURITIES, AS APPLICABLE, REGISTERED UNDER THE SECURITIES ACT, ON THE OTHER, OR (II) IF
THE ALLOCATION PROVIDED BY CLAUSE (I) ABOVE IS NOT PERMITTED BY APPLICABLE LAW, IN SUCH PROPORTION AS IS APPROPRIATE TO REFLECT NOT ONLY THE RELATIVE BENEFITS REFERRED TO IN CLAUSE (I) ABOVE BUT ALSO THE RELATIVE FAULT OF THE COMPANY, ON THE ONE HAND, AND SUCH HOLDER, ON THE OTHER, WITH RESPECT TO
THE STATEMENTS OR OMISSIONS THAT RESULTED IN SUCH LOSS, CLAIM, DAMAGE OR LIABILITY, OR ACTION IN RESPECT THEREOF, AS WELL AS ANY OTHER RELEVANT EQUITABLE CONSIDERATIONS. THE RELATIVE BENEFITS RECEIVED BY THE COMPANY, ON THE ONE HAND, AND A HOLDER, ON THE OTHER, WITH RESPECT TO SUCH OFFERING AND SUCH SALE SHALL BE DEEMED TO BE IN THE SAME PROPORTION AS THE TOTAL NET PROCEEDS FROM THE OFFERING OF THE NOTES (BEFORE DEDUCTING EXPENSES) RECEIVED BY OR ON BEHALF OF THE COMPANY, ON THE ONE HAND, BEAR TO THE TOTAL PROCEEDS RECEIVED BY SUCH HOLDER WITH RESPECT TO ITS SALE OF NOTES, EXCHANGE
SECURITIES OR PRIVATE EXCHANGE SECURITIES, ON THE OTHER.  THE RELATIVE
FAULT SHALL BE DETERMINED BY REFERENCE TO, AMONG OTHER THINGS, WHETHER THE UNTRUE OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT OR THE OMISSION OR ALLEGED OMISSION TO STATE A MATERIAL FACT RELATES TO THE COMPANY OR INFORMATION SUPPLIED BY THE COMPANY, ON THE ONE HAND, OR TO ANY HOLDERS? INFORMATION SUPPLIED BY SUCH HOLDER, ON THE OTHER, THE INTENT OF THE PARTIES AND THEIR RELATIVE KNOWLEDGE, ACCESS TO INFORMATION AND OPPORTUNITY TO
CORRECT OR PREVENT SUCH UNTRUE STATEMENT OR OMISSION. THE PARTIES HERETO AGREE THAT IT WOULD NOT BE JUST AND EQUITABLE IF CONTRIBUTIONS PURSUANT TO THIS SECTION 7 WERE TO BE DETERMINED BY PRO RATA ALLOCATION OR BY ANY OTHER METHOD OF ALLOCATION THAT DOES NOT TAKE INTO ACCOUNT THE EQUITABLE CONSIDERATIONS REFERRED TO HEREIN. THE AMOUNT PAID OR PAYABLE BY AN INDEMNIFIED PARTY AS A RESULT OF THE LOSS, CLAIM, DAMAGE OR LIABILITY, OR ACTION IN RESPECT THEREOF, REFERRED TO ABOVE IN THIS SECTION 7 SHALL BE
DEEMED TO INCLUDE, FOR PURPOSES OF THIS SECTION 7, ANY LEGAL OR OTHER
EXPENSES REASONABLY INCURRED BY SUCH INDEMNIFIED PARTY IN CONNECTION WITH INVESTIGATING OR DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION OR CLAIM. NOTWITHSTANDING THE PROVISIONS OF THIS SECTION 7, AN INDEMNIFYING PARTY THAT IS A HOLDER OF NOTES, EXCHANGE SECURITIES OR PRIVATE EXCHANGE SECURITIES
SHALL NOT BE REQUIRED TO CONTRIBUTE ANY AMOUNT IN EXCESS OF THE AMOUNT BY WHICH THE TOTAL PRICE AT WHICH THE NOTES, EXCHANGE SECURITIES OR PRIVATE EXCHANGE SECURITIES SOLD BY SUCH INDEMNIFYING PARTY TO ANY PURCHASER EXCEEDS THE AMOUNT OF ANY DAMAGES WHICH SUCH INDEMNIFYING PARTY HAS OTHERWISE PAID OR BECOME LIABLE TO PAY BY REASON OF ANY UNTRUE OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION. NO PERSON GUILTY OF FRAUDULENT MISREPRESENTATION (WITHIN THE MEANING OF SECTION 11(F) OF THE SECURITIES
ACT) SHALL BE ENTITLED TO CONTRIBUTION FROM ANY PERSON WHO WAS NOT GUILTY OF SUCH FRAUDULENT MISREPRESENTATION.
Section 30.	RULES 144 AND 144A.  THE COMPANY SHALL USE ITS
REASONABLE BEST EFFORTS TO FILE THE REPORTS REQUIRED TO BE FILED BY EACH OF THEM UNDER THE SECURITIES ACT AND THE EXCHANGE ACT IN A TIMELY MANNER AND,
IF AT ANY TIME THE COMPANY IS NOT REQUIRED TO FILE SUCH REPORTS, THE COMPANY WILL, UPON THE WRITTEN REQUEST OF ANY HOLDER OF TRANSFER RESTRICTED SECURITIES, MAKE PUBLICLY AVAILABLE OTHER INFORMATION SO LONG AS NECESSARY TO PERMIT SALES OF SUCH HOLDER'S SECURITIES PURSUANT TO RULES 144 AND 144A.
THE COMPANY COVENANTS THAT IT WILL TAKE SUCH FURTHER ACTION AS ANY HOLDER OF TRANSFER RESTRICTED SECURITIES MAY REASONABLY REQUEST, ALL TO THE EXTENT REQUIRED FROM TIME TO TIME TO ENABLE SUCH HOLDER TO SELL TRANSFER RESTRICTED SECURITIES WITHOUT REGISTRATION UNDER THE SECURITIES ACT WITHIN THE
LIMITATION OF THE EXEMPTIONS PROVIDED BY RULES 144 AND 144A (INCLUDING, WITHOUT LIMITATION, THE REQUIREMENTS OF RULE 144A(D)(4)). UPON THE
WRITTEN REQUEST OF ANY HOLDER OF TRANSFER RESTRICTED SECURITIES, THE COMPANY SHALL DELIVER TO SUCH HOLDER A WRITTEN STATEMENT AS TO WHETHER IT HAS
COMPLIED WITH SUCH REQUIREMENTS. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 8 SHALL BE DEEMED TO REQUIRE THE COMPANY TO REGISTER ANY OF ITS SECURITIES PURSUANT TO THE EXCHANGE ACT.
Section 31.	UNDERWRITTEN REGISTRATIONS.  IF ANY OF THE TRANSFER
RESTRICTED SECURITIES COVERED BY ANY SHELF REGISTRATION STATEMENT ARE TO BE SOLD IN AN UNDERWRITTEN OFFERING, THE INVESTMENT BANKER OR INVESTMENT BANKERS AND MANAGER OR MANAGERS THAT WILL ADMINISTER THE OFFERING WILL BE SELECTED BY THE HOLDERS OF A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF SUCH TRANSFER RESTRICTED SECURITIES INCLUDED IN SUCH OFFERING, SUBJECT TO THE CONSENT OF
THE COMPANY (WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED), AND SUCH HOLDERS SHALL BE RESPONSIBLE FOR ALL UNDERWRITING COMMISSIONS AND DISCOUNTS
IN CONNECTION THEREWITH.
No person may participate in any underwritten
registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis
reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such
arrangements and (ii) completes and executes all
questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
Section 32.	MISCELLANEOUS.  (c)  AMENDMENTS AND WAIVERS.  THE
PROVISIONS OF THIS AGREEMENT MAY NOT BE AMENDED, MODIFIED OR SUPPLEMENTED,
AND WAIVERS OR CONSENTS TO DEPARTURES FROM THE PROVISIONS HEREOF MAY NOT BE GIVEN, UNLESS AMERICAN WATER WORKS AND THE COMPANY HAVE OBTAINED THE WRITTEN CONSENT OF HOLDERS OF A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE NOTES, THE EXCHANGE SECURITIES AND THE PRIVATE EXCHANGE SECURITIES, TAKEN AS A
SINGLE CLASS. NOTWITHSTANDING THE FOREGOING, A WAIVER OR CONSENT TO DEPART FROM THE PROVISIONS HEREOF WITH RESPECT TO A MATTER THAT RELATES EXCLUSIVELY TO THE RIGHTS OF HOLDERS WHOSE NOTES, EXCHANGE SECURITIES OR PRIVATE
EXCHANGE SECURITIES ARE BEING SOLD PURSUANT TO A REGISTRATION STATEMENT AND THAT DOES NOT DIRECTLY OR INDIRECTLY AFFECT THE RIGHTS OF OTHER HOLDERS MAY
BE GIVEN BY HOLDERS OF A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE NOTES, THE EXCHANGE SECURITIES AND THE PRIVATE EXCHANGE SECURITIES BEING SOLD BY
SUCH HOLDERS PURSUANT TO SUCH REGISTRATION STATEMENT.
(a)	Notices.  All notices and other communications
provided for or permitted hereunder shall be made in
writing by hand-delivery, first-class mail, telecopier
or air courier guaranteeing next-day delivery:
(a)	if to a Holder, at the most current address given
by such Holder to American Water Works or the Company in
accordance with the provisions of this Section 10(b);
(b)	if to the Initial Purchaser, initially at its
address set forth in the Purchase Agreement; and
(c)	if to American Water Works or the Company,
initially at the address of American Water Works and the
Company set forth in the Purchase Agreement.
All such notices and communications shall be deemed
to have been duly given:  when delivered by hand, if
personally delivered; five business days after being
delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.
(b)	Successors And Assigns.  This Agreement shall
be binding upon American Water Works and the Company and
its successors and assigns, including, without
limitation, subsequent Holders; provided that nothing
herein shall be deemed to permit the assignment,
transfer or other disposition of Notes in violation of
the terms hereof or of the Purchase Agreement or the
applicable Indenture.
(c)	Counterparts.  This Agreement may be executed
in any number of counterparts (which may be delivered in
original form or by telecopier) and by the parties
hereto in separate counterparts, each of which when so
executed shall be deemed to be an original and all of
which taken together shall constitute one and the same
agreement.
(d)	Definition of Terms.  For purposes of this
Agreement, (a) the term "business day" means any day on
which the New York Stock Exchange, Inc. is open for
trading, (b) the term "subsidiary" has the meaning set
forth in Rule 405 under the Securities Act and (c)
except where otherwise expressly provided, the term
"affiliate" has the meaning set forth in Rule 405 under
the Securities Act.
(e)	Headings.  The headings in this Agreement are
for convenience of reference only and shall not limit or
otherwise affect the meaning hereof.
(f)	Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of
the State of New York.
(g)	Remedies.  In the event of a breach by the
Company or by any Holder of any of their obligations
under this Agreement, each Holder or the Company, as the
case may be, in addition to being entitled to exercise
all rights granted by law, including recovery of damages
(other than the recovery of damages for a breach by the
Company of its obligations under Sections 1 or 2 hereof
for which liquidated damages have been paid pursuant to
Section 3 hereof), will be entitled to specific
performance of its rights under this Agreement.  The
Company and each Holder agree that monetary damages
would not be adequate compensation for any loss incurred
by reason of a breach by it of any of the provisions of
this Agreement and hereby further agree that, in the
event of any action for specific performance in respect
of such breach, it shall waive the defense that a remedy
at law would be adequate.
(h)	No Inconsistent Agreements.  The Company
represents, warrants and agrees that (i) it has not
entered into, and shall not, on or after the date of
this Agreement, enter into any agreement that is
inconsistent with the rights granted to the Holders in
this Agreement or otherwise conflicts with the
provisions hereof and (ii) without limiting the
generality of the foregoing, without the written consent
of the Holders of a majority in aggregate principal
amount of the then outstanding Transfer Restricted
Securities, it shall not grant to any person the right
to request the Company to register any debt securities
of the Company under the Securities Act unless the
rights so granted are not in conflict or inconsistent
with the provisions of this Agreement.
(i)	No Piggyback on Registrations.  Neither the
Company nor any of its security holders (other than the
Holders of Transfer Restricted Securities in such
capacity) shall have the right to include any securities
of the Company in any Shelf Registration or Registered
Exchange Offer other than Transfer Restricted
Securities.
(j)	Severability.  The remedies provided herein
are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.



Please confirm that the foregoing correctly sets forth the agreement among the Company and the Initial
Purchasers.
Very truly yours,

AMERICAN WATER WORKS
COMPANY, INC.,


By:
______________________
______________
       Name:
       Title:


AMERICAN WATER CAPITAL
CORP.,


By:
______________________
______________
       Name:
       Title:


Accepted:
RWE AKTIENGESELLSCHAFT,

By:  ___________________________
        Name:
        Title:


ANNEX A


Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. American Water Works and the Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".


ANNEX B


Each broker-dealer that receives Exchange Securities for its own account in exchange for Notes, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".


ANNEX C


PLAN OF DISTRIBUTION
Each broker-dealer that receives Exchange Securities
for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition,
until [                                ] 200[  ], all dealers
effecting transactions in the Exchange Securities may be required to deliver a prospectus.
The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. For a period of 180 days after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.


ANNEX D


?	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO
RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10
COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:
Address:



If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


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EXECUTION COPY




American Water Capital Corp.		Note Purchase Agreement



A-5

SCHEDULE A
(to Note Purchase Agreement)

E-1A-3

EXHIBIT 1-A
(to Note Purchase Agreement)

E-1B-6

EXHIBIT 1-B
(to Note Purchase Agreement)

E-4.4-4

EXHIBIT 4.4
(to Note Purchase Agreement)







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